UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 16

Asset Allocation Funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund
Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	112

About the Trustees	113

Officers	115

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
9/16

Note: 25/75 → 25% the S&P 500 Index, 75% the Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 → 60% the S&P 500 Index, 40% the Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2016?

The annual period began with a rally just after the market drop that occurred in August and September 2015, when the Chinese government unexpectedly devalued the yuan, China’s currency, sending global markets into a downward spiral. In October 2015, markets recovered substantially. In December, the U.S. Federal Reserve, after much anticipation, approved a quarter-point increase in its target funds rate.

Then, in January, the market began to retreat again on concerns about China, a global economic slowdown, and falling oil prices. Crude oil prices reached a 13-year low in

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Conservative Fund

February 2016. Concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global oil inventories brought down the price of oil. Fortunately, the second half of the period saw a rebound in the price of oil as global-demand growth and the market recovered in tandem.

In June, the United Kingdom surprised the world when voters approved Brexit, the referendum to depart the European Union [EU]. Stocks plummeted following the vote, then experienced a strong recovery during the summer that turned the vote into an almost non-event for the markets. Most asset classes fully recovered, with the exception of the British pound. The July–September time frame was characterized by low volatility and low trading volumes. Markets generally were quiet, without many days having significant swings either up or down.

In the wake of Brexit, central banks around the world communicated that they would remain accommodative and stimulative. The Fed, after citing signs of weakness in the U.S. economy and overseas concerns, decided not to raise rates again during the period. At its September 2016 meeting, however, the Fed indicated that a rate hike could occur at the central bank’s December 2016 meeting. Also of note during the period was the U.S. presidential election campaign season, with its two very different candidates. This colorful and divisive campaign season at times held back stock performance to a degree, as the market does not like uncertainty.

How did Putnam Dynamic Asset Allocation Conservative Fund perform for the 12-month period ended September 30, 2016?

Putnam Dynamic Asset Allocation Conservative Fund performed in line with our general expectations given its strategic equity and fixed-income allocation. The fund finished the 12-month period in positive territory. The continued strength of equity markets during the period had a meaningful impact on the performance of the fund. Fixed-income assets also delivered positive returns for the period, with both investment grade and high-yield bonds ending higher. On a relative basis, the fund underperformed

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund	5

its benchmark, the Putnam Conservative Blended Benchmark.

What was the fund’s asset allocation strategy during the period, and how did it affect the fund’s performance?

We have maintained a cautious view toward the markets given our expectations for heightened volatility. Thus, we continued to keep the fund’s asset class allocations fairly close to neutral during the period relative to the allocations represented in the custom benchmark.

Our active implementation strategies were the primary reason the fund underperformed its secondary benchmark during the review period. Our security selection in U.S. large-cap equities was one area of weakness. We employ a quantitative selection strategy in that asset class to identify what we believe will be solid performers. Large-cap equity weakness was partially offset by strength in international equity selection, where our core international positions performed well.

Our expectations for heightened market volatility remain and have tilted us toward taking a more tactical approach to managing the fund. Entering the fourth quarter of 2016, we believe that active management of the individual securities within the asset classes will yield better results.

How did bond markets perform in this environment?

Fixed-income markets finished generally positive, with credit-sensitive fixed income meaningfully outperforming rate-sensitive fixed income during the period. Global interest rates remained low, and rate-sensitive bonds both in the United States and across the globe delivered positive returns for investors. The fund’s primary benchmark, the

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

Bloomberg Barclays U.S. Aggregate Bond Index, was up 5.19%.

With government and investment-grade yields relatively low, global demand for higher-yielding fixed income helped drive performance of more credit-sensitive issues, including high-yield bonds. For the 12-month period, the JPMorgan Developed High Yield Index posted a gain of 12.4%.

Helping offset the weakness in large-cap equity selection, fixed-income security selection added significant value, with a structured credit strategy that primarily focuses on the securitized mortgage market performing particularly well.

What is your outlook?

We believe we will continue to see incremental positive growth in the United States. Compared with much of the rest of the world, we believe the U.S. economy stands out as particularly healthy. While certainly not booming, gross domestic product growth rates of late indicate a steadily recovering economy, in our view. In the fourth quarter, we will be looking for better earnings expectations given current valuations in the stock market. The November U.S. presidential election, ongoing negotiations between the United Kingdom and EU, and continued uncertainty in energy markets are a few situations we believe could introduce volatility into both equity and fixed-income markets in the final months of 2016.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund	7

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea, CFA, is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8	Dynamic Asset Allocation Conservative Fund

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

Dynamic Asset Allocation Conservative Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class P	Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(8/31/16)	(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value	value

Annual average
(life of fund)	5.90%	5.62%	5.62%	5.62%	5.10%	5.10%	5.36%	5.19%	6.17%	5.72%	6.18%	6.19%	6.17%

10 years	61.08	51.82	52.21	52.21	49.83	49.83	53.47	48.10	65.88	58.74	66.35	66.70	65.88
Annual average	4.88	4.26	4.29	4.29	4.13	4.13	4.38	4.01	5.19	4.73	5.22	5.24	5.19

5 years	43.23	34.99	37.85	35.85	37.87	37.87	39.52	34.64	44.83	41.42	45.23	45.54	44.83
Annual average	7.45	6.18	6.63	6.32	6.63	6.63	6.89	6.13	7.69	7.18	7.75	7.79	7.69

3 years	18.26	11.46	15.54	12.55	15.60	15.60	16.43	12.35	19.07	17.26	19.32	19.49	19.07
Annual average	5.75	3.68	4.93	4.02	4.95	4.95	5.20	3.96	5.99	5.45	6.06	6.12	5.99

1 year	6.37	0.25	5.43	0.51	5.47	4.49	5.83	2.13	6.51	6.05	6.68	6.64	6.51

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Asset Allocation Conservative Fund

Comparative index returns For periods ended 9/30/16

			Lipper Mixed-Asset
	Bloomberg Barclays	Putnam	Target Allocation
	U.S. Aggregate	Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	5.59%	—†	5.41%

10 years	59.65	74.90%	51.42
Annual average	4.79	5.75	4.17

5 years	16.39	39.74	33.03
Annual average	3.08	6.92	5.83

3 years	12.57	17.85	12.39
Annual average	4.03	5.63	3.95

1 year	5.19	8.18	7.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 359, 323 273, 198, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,221 and $14,983, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,810. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $16,588, $15,874, $16,635, $16,670, and $16,588, respectively.

Dynamic Asset Allocation Conservative Fund	11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		1	12	12	12	12

Income	$0.192		$0.117	$0.119	$0.144		$0.018	$0.167	$0.224	$0.230	$0.217

Capital gains

Long-term gains	0.440		0.440	0.440	0.440		—	0.440	0.440	0.440	0.440

Short-term gains	0.140		0.140	0.140	0.140		—	0.140	0.140	0.140	0.140

Total	$0.772		$0.697	$0.699	$0.724		$0.018	$0.747	$0.804	$0.810	$0.797

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value

9/30/15	$10.46	$11.10	$10.39	$10.35	$10.35	$10.73	—	$10.73	$10.49	$10.50	$10.50

8/31/16*	—	—	—	—	—	—	$10.35	—	—	—	—

9/30/16	10.32	10.95	10.23	10.19	10.20	10.57	10.35	10.60	10.35	10.35	10.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class P shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

12 Dynamic Asset Allocation Conservative Fund

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal
year ended 9/30/15	1.03%	1.78%	1.78%	1.53%	0.63%*	1.28%	0.74%	0.67%	0.78%

Annualized expense
ratio for the six-month
period ended 9/30/16†	1.04%	1.79%	1.79%	1.54%	0.62%	1.29%	0.73%	0.66%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 9/30/16.

Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 4/1/16 to 9/30/16. For a new class, the expenses shown are for the period from the inception date of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid
per $1,000*†	$5.30	$9.11	$9.11	$7.85	$0.53‡	$6.57	$3.73	$3.37	$4.03

Ending value
(after expenses)	$1,039.70	$1,035.20	$1,036.40	$1,037.70	$1,001.80	$1,038.40	$1,041.20	$1,041.50	$1,040.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the inception date of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 4/1/16 to 9/30/16, they would have been higher.

Dynamic Asset Allocation Conservative Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid
per $1,000*†	$5.25	$9.02	$9.02	$7.77	$3.13	$6.51	$3.69	$3.34	$3.99

Ending value
(after expenses)	$1,019.80	$1,016.05	$1,016.05	$1,017.30	$1,021.90	$1,018.55	$1,021.35	$1,021.70	$1,021.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the inception date of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

Dynamic Asset Allocation Conservative Fund 15

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18 Dynamic Asset Allocation Conservative Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees,

Dynamic Asset Allocation Conservative Fund 19

distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating

20 Dynamic Asset Allocation Conservative Fund

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper

Dynamic Asset Allocation Conservative Fund 21

peer group for each of the one-year, three-year and five-year periods ended December 31, 2015. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 360, 326 and 269 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Asset Allocation Conservative Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Trust and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2016

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/16

COMMON STOCKS (34.8%)*	Shares	Value

Basic materials (1.1%)
Asahi Kasei Corp. (Japan)	35,000	$278,881

Ashland Global Holdings, Inc.	86	9,972

BASF SE (Germany)	14,005	1,197,401

Bemis Co., Inc.	234	11,936

BHP Billiton, Ltd. (Australia)	19,787	342,316

Boliden AB (Sweden)	17,845	419,354

Cabot Corp.	4,000	209,640

Celanese Corp. Ser. A	10,000	665,600

CIMIC Group, Ltd. (Australia)	2,069	45,749

Covestro AG (Germany)	4,844	286,386

Daicel Corp. (Japan)	8,200	103,955

Ems-Chemie Holding AG (Switzerland)	298	159,966

Evonik Industries AG (Germany)	12,310	416,167

Fortescue Metals Group, Ltd. (Australia)	35,581	135,562

Fresnillo PLC (Mexico)	2,093	49,211

Graphic Packaging Holding Co.	38,400	537,216

Hitachi Chemical Co., Ltd. (Japan)	9,300	213,158

Hitachi Metals, Ltd. (Japan)	4,200	51,330

Kuraray Co., Ltd. (Japan)	11,500	170,695

Mitsubishi Gas Chemical Co., Inc. (Japan)	10,500	150,151

Mitsubishi Materials Corp. (Japan)	2,700	73,794

Newcrest Mining, Ltd. (Australia) †	2,423	40,253

Newmont Mining Corp.	52,000	2,043,080

Nippon Steel & Sumitomo Metal Corp. (Japan)	2,900	59,548

Reliance Steel & Aluminum Co.	7,159	515,663

Sherwin-Williams Co. (The)	120	33,199

Sika AG (Switzerland)	47	228,541

Skanska AB (Sweden)	19,769	461,572

Sonoco Products Co.	210	11,094

Steel Dynamics, Inc.	14,400	359,856

Stora Enso OYJ Class R (Finland)	34,095	302,766

Taisei Corp. (Japan)	18,000	134,757

UPM-Kymmene OYJ (Finland)	20,318	429,095

voestalpine AG (Austria)	4,133	142,998

W.R. Grace & Co.	4,400	324,720

Yara International ASA (Norway)	11,382	378,138

10,993,720
Capital goods (2.2%)
ABB, Ltd. (Switzerland)	461	10,349

ACS Actividades de Construccion y Servicios SA (Spain)	14,657	442,907

Allegion PLC (Ireland)	8,000	551,280

Allison Transmission Holdings, Inc.	52,400	1,502,832

AO Smith Corp.	5,600	553,224

Avery Dennison Corp.	462	35,939

BAE Systems PLC (United Kingdom)	7,976	54,172

Berry Plastics Group, Inc. †	11,033	483,797

BWX Technologies, Inc.	10,778	413,552

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (34.8%)* cont.	Shares	Value

Capital goods cont.
Carlisle Cos., Inc.	3,775	$387,202

Crane Co.	2,700	170,127

Crown Holdings, Inc. †	42,948	2,451,901

Fluor Corp.	8,200	420,824

General Dynamics Corp.	304	47,169

GKN PLC (United Kingdom)	7,209	29,929

Hitachi High-Technologies Corp. (Japan)	100	3,986

Honeywell International, Inc.	12,283	1,432,075

Ingersoll-Rand PLC	17,900	1,216,126

Jacobs Engineering Group, Inc. †	6,700	346,524

KBR, Inc.	11,800	178,534

Kone OYJ Class B (Finland)	1,449	73,525

MAN SE (Germany)	524	55,238

Mitsubishi Electric Corp. (Japan)	31,000	396,878

Northrop Grumman Corp.	12,202	2,610,618

NSK, Ltd. (Japan)	7,800	80,043

OSRAM Licht AG (Germany)	4,882	286,604

Quanta Services, Inc. †	40,900	1,144,791

Raytheon Co.	20,047	2,728,998

Schindler Holding AG Cert. Part. (Switzerland)	673	126,218

Schindler Holding AG (Switzerland)	268	50,648

Sumitomo Heavy Industries, Ltd. (Japan)	15,000	73,911

Thales SA (France)	3,300	303,941

Vinci SA (France)	13,795	1,055,629

Waste Management, Inc.	24,436	1,558,039

Xylem, Inc.	12,700	666,115

21,943,645
Communication services (1.3%)
ACC Claims Holding, LLC Class A (Units) F	102,750	617

AT&T, Inc.	899	36,508

BCE, Inc. (Canada)	1,088	50,247

BT Group PLC (United Kingdom)	65,048	328,016

Comcast Corp. Class A	574	38,079

Eutelsat Communications SA (France)	2,835	58,694

Juniper Networks, Inc.	92,253	2,219,607

KDDI Corp. (Japan)	13,100	403,121

NICE, Ltd. (Israel)	2,299	153,966

Nippon Telegraph & Telephone Corp. (Japan)	15,500	707,891

NTT DoCoMo, Inc. (Japan)	21,657	549,098

Orange SA (France)	20,055	313,826

PCCW, Ltd. (Hong Kong)	289,000	177,640

Sky PLC (United Kingdom)	9,514	110,244

Telenor ASA (Norway)	14,527	249,125

Telstra Corp., Ltd. (Australia)	133,496	530,199

Verizon Communications, Inc.	129,300	6,721,014

Vodafone Group PLC (United Kingdom)	74,031	212,781

		12,860,673

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.8%)* cont.	Shares	Value

Conglomerates (0.1%)
Siemens AG (Germany)	8,105	$948,715

948,715
Consumer cyclicals (5.6%)
Adidas AG (Germany)	141	24,472

Amazon.com, Inc. †	7,300	6,112,363

Aramark	169	6,427

Aristocrat Leisure, Ltd. (Australia)	20,230	245,408

Automatic Data Processing, Inc.	936	82,555

AutoZone, Inc. †	86	66,077

Berkeley Group Holdings PLC (The) (United Kingdom)	2,799	93,600

Boral, Ltd. (Australia)	34,716	179,947

Brambles, Ltd. (Australia)	49,997	459,731

Bridgestone Corp. (Japan)	1,600	59,012

Carter’s, Inc.	14,502	1,257,468

CBS Corp. Class B (non-voting shares)	612	33,501

Christian Dior SE (France)	2,243	402,014

Cie Generale des Etablissements Michelin (France)	2,397	265,120

Clorox Co. (The)	13,047	1,633,223

Compass Group PLC (United Kingdom)	37,752	731,537

Continental AG (Germany)	606	127,402

Dai Nippon Printing Co., Ltd. (Japan)	62,000	607,582

Daito Trust Construction Co., Ltd. (Japan)	1,500	239,721

Discovery Communications, Inc. Class A † S	126,400	3,402,688

Dollar General Corp.	889	62,221

Electrolux AB Ser. B (Sweden)	10,482	262,820

Euronet Worldwide, Inc. †	4,300	351,869

Experian PLC (United Kingdom)	8,977	179,653

Fiat Chrysler Automobiles NV (Italy)	55,807	354,203

Flight Centre Travel Group, Ltd. (Australia)	8,422	235,884

Fuji Heavy Industries, Ltd. (Japan)	7,600	285,413

Global Payments, Inc.	3,000	230,280

Hakuhodo DY Holdings, Inc. (Japan)	6,100	71,230

Harvey Norman Holdings, Ltd. (Australia)	118,284	472,105

Hasbro, Inc.	423	33,557

Hino Motors, Ltd. (Japan)	8,700	93,142

Home Depot, Inc. (The)	36,201	4,658,345

Howard Hughes Corp. (The) †	1,200	137,400

Hyatt Hotels Corp. Class A † S	3,495	172,024

Industrivarden AB Class A (Sweden)	13,531	269,554

International Game Technology PLC	10,600	258,428

Interpublic Group of Cos., Inc. (The)	50,093	1,119,579

ISS A/S (Denmark)	1,401	58,150

John Wiley & Sons, Inc. Class A	2,515	129,799

KAR Auction Services, Inc.	20,000	863,200

Kia Motors Corp. (South Korea)	5,751	221,062

Kimberly-Clark Corp.	15,872	2,002,094

Kingfisher PLC (United Kingdom)	174,371	851,835

Lagardere SCA (France)	3,817	97,184

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (34.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Lear Corp.	9,500	$1,151,590

Liberty Interactive Corp. Class A †	14,400	288,144

Liberty SiriusXM Group Class A †	15,400	523,292

Lowe’s Cos., Inc.	45,986	3,320,649

Madison Square Garden Co. (The) Class A †	924	156,535

Marks & Spencer Group PLC (United Kingdom)	57,338	246,069

Masco Corp.	60,500	2,075,755

Mazda Motor Corp. (Japan)	18,600	285,774

Namco Bandai Holdings, Inc. (Japan)	5,500	168,208

News Corp. Class A	44,700	624,906

News Corp. Class B	313	4,451

Nitori Holdings Co., Ltd. (Japan)	300	35,894

Omnicom Group, Inc.	33	2,805

Owens Corning	13,600	726,104

Panasonic Corp. (Japan)	7,600	76,044

Pandora A/S (Denmark)	340	41,090

Pearson PLC (United Kingdom)	22,851	223,026

Peugeot SA (France) †	13,263	202,552

Publicis Groupe SA (France)	1,156	87,421

PVH Corp.	13,186	1,457,053

Reed Elsevier PLC (United Kingdom)	12,722	241,243

Renault SA (France)	4,723	388,050

RR Donnelley & Sons Co.	20,000	314,400

RTL Group SA (Belgium)	3,430	284,859

Scotts Miracle-Gro Co. (The) Class A	109	9,076

ServiceMaster Global Holdings, Inc. †	15,063	507,322

Shimamura Co., Ltd. (Japan)	600	72,753

SJM Holdings, Ltd. (Hong Kong)	146,000	107,986

Stanley Black & Decker, Inc.	5,400	664,092

Starz Class A †	18,300	570,777

TABCORP Holdings, Ltd. (Australia)	24,779	94,834

Takashimaya Co., Ltd. (Japan)	10,000	82,055

Taylor Wimpey PLC (United Kingdom)	40,406	80,706

Thor Industries, Inc.	3,600	304,920

TJX Cos., Inc. (The)	594	44,419

Toppan Printing Co., Ltd. (Japan)	36,000	324,819

TransUnion †	5,900	203,550

TUI AG (London Exchange) (Germany)	7,111	101,110

Twenty-First Century Fox, Inc.	25,638	620,952

Urban Outfitters, Inc. †	13,800	476,376

Vail Resorts, Inc.	3,124	490,093

Valeo SA (France)	7,315	426,724

Vantiv, Inc. Class A †	16,439	925,023

Vista Outdoor, Inc. †	3,300	131,538

Visteon Corp.	8,700	623,442

Wal-Mart Stores, Inc.	76,000	5,481,120

William Hill PLC (United Kingdom)	35,256	139,010

Wolters Kluwer NV (Netherlands)	8,635	369,526

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.8%)* cont.	Shares	Value

Consumer cyclicals cont.
World Fuel Services Corp.	4,768	$220,568

WPP PLC (United Kingdom)	43,255	1,017,018

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	54,500	225,973

56,742,575
Consumer staples (3.1%)
Altria Group, Inc.	70,156	4,435,964

Ashtead Group PLC (United Kingdom)	12,007	197,804

British American Tobacco PLC (United Kingdom)	18,368	1,173,718

Church & Dwight Co., Inc.	266	12,747

Coca-Cola Amatil, Ltd. (Australia)	113,953	895,573

Colgate-Palmolive Co.	931	69,024

ConAgra Foods, Inc.	2,900	136,619

Constellation Brands, Inc. Class A	41	6,826

CVS Health Corp.	813	72,349

Diageo PLC (United Kingdom)	3,290	94,263

Dr. Pepper Snapple Group, Inc.	17,400	1,588,794

Estee Lauder Cos., Inc. (The) Class A	18,100	1,602,936

General Mills, Inc.	911	58,195

Heineken Holding NV (Netherlands)	2,705	216,900

Henkel AG & Co. KGaA (Preference) (Germany)	468	63,613

Hershey Co. (The)	17,309	1,654,740

Imperial Brands PLC (United Kingdom)	20,530	1,057,346

Ingredion, Inc.	5,000	665,300

ITOCHU Corp. (Japan)	17,500	219,222

J Sainsbury PLC (United Kingdom)	64,020	203,964

Jardine Cycle & Carriage, Ltd. (Singapore)	4,300	135,975

JM Smucker Co. (The)	8,900	1,206,306

Kao Corp. (Japan)	12,600	709,707

Koninklijke Ahold Delhaize NV (Netherlands)	48,835	1,113,084

McDonald’s Corp.	21,894	2,525,692

MEIJI Holdings Co., Ltd. (Japan)	1,300	128,606

METRO AG (Germany)	8,632	256,867

Nestle SA (Switzerland)	9,918	781,496

PepsiCo, Inc.	40,564	4,412,146

Philip Morris International, Inc.	26	2,528

Pool Corp.	3,277	309,742

Procter & Gamble Co. (The)	349	31,323

Reckitt Benckiser Group PLC (United Kingdom)	4,016	378,168

SABMiller PLC (United Kingdom)	1,095	63,797

Sodexo SA (France)	445	52,988

Starbucks Corp.	52,800	2,858,592

Sysco Corp.	30,424	1,491,080

Tate & Lyle PLC (United Kingdom)	15,195	147,515

US Foods Holding Corp. †	106	2,503

WH Group, Ltd. (Hong Kong)	448,500	362,798

WM Morrison Supermarkets PLC (United Kingdom)	104,412	294,892

Woolworths, Ltd. (Australia)	8,352	149,205

		31,840,907

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (34.8%)* cont.	Shares	Value

Energy (2.1%)
BP PLC (United Kingdom)	49,250	$287,259

California Resources Corp.	6	75

Chevron Corp. S	37,700	3,880,084

Dril-Quip, Inc. †	78	4,348

Exxon Mobil Corp.	73,879	6,448,159

FMC Technologies, Inc. †	657	19,493

Halcon Resources Corp. †	2,658	24,932

Idemitsu Kosan Co., Ltd. (Japan)	7,100	146,279

JX Holdings, Inc. (Japan)	14,500	58,533

Koninklijke Vopak NV (Netherlands)	280	14,695

Lone Pine Resources, Inc. Class A (Canada) † F	7,359	74

Milagro Oil & Gas, Inc. (Units) F	42	26,496

Nabors Industries, Ltd.	76,600	931,456

Neste OYJ (Finland)	3,149	134,210

Norsk Hydro ASA (Norway)	7,815	33,676

Occidental Petroleum Corp.	8,100	590,652

OMV AG (Austria)	23,399	673,428

Patterson-UTI Energy, Inc.	24,200	541,354

Phillips 66	276	22,232

Prairie Provident Resources, Inc. (Canada) †	3,435	2,304

QEP Resources, Inc.	48,500	947,205

Repsol SA (Spain)	12,315	167,046

Rowan Cos. PLC Class A S	38,000	576,080

Royal Dutch Shell PLC Class A (United Kingdom)	7,603	188,618

Royal Dutch Shell PLC Class B (United Kingdom)	18,831	487,424

Schlumberger, Ltd.	34,171	2,687,207

Seventy Seven Energy, Inc. †	1,791	33,760

Superior Energy Services, Inc.	36,300	649,770

Total SA (France)	27,513	1,303,336

Vestas Wind Systems A/S (Denmark)	6,957	572,586

Woodside Petroleum, Ltd. (Australia)	14,845	326,368

21,779,139
Financials (6.5%)
3i Group PLC (United Kingdom)	115,019	969,777

Aegon NV (Netherlands)	23,307	89,306

AerCap Holdings NV (Ireland) †	2,500	96,225

Aflac, Inc.	18,681	1,342,603

Ageas (Belgium)	7,157	261,012

AGNC Investment Corp. R	49,068	958,789

Alleghany Corp. †	9	4,725

Allianz SE (Germany)	6,458	958,331

Allied World Assurance Co. Holdings AG	8,700	351,654

Allstate Corp. (The)	37,239	2,576,194

Ally Financial, Inc.	31,386	611,085

American Financial Group, Inc.	4,295	322,125

Ameriprise Financial, Inc.	15,000	1,496,550

Annaly Capital Management, Inc. R	105,348	1,106,154

Aspen Insurance Holdings, Ltd.	5,011	233,462

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.8%)* cont.	Shares	Value

Financials cont.
Associated Banc-Corp.	187	$3,663

Assured Guaranty, Ltd.	197	5,467

Aviva PLC (United Kingdom)	23,169	132,284

AXA SA (France)	26,869	571,671

Banco Santander SA (Spain)	136,204	603,909

Bank of Montreal (Canada)	978	64,087

Bank of New York Mellon Corp. (The)	46,887	1,869,854

Bank of Nova Scotia (The) (Canada)	1,350	71,536

Berkshire Hathaway, Inc. Class B †	328	47,386

BNP Paribas SA (France)	18,485	950,419

Brandywine Realty Trust R	13,419	209,605

Broadridge Financial Solutions, Inc.	6,370	431,822

Camden Property Trust R	6,200	519,188

Canadian Imperial Bank of Commerce (Canada)	142	11,011

Capital One Financial Corp.	4,553	327,042

CBRE Group, Inc. Class A †	13,600	380,528

Chimera Investment Corp. R	27,377	436,663

Citigroup, Inc.	131,600	6,215,468

CNP Assurances (France)	18,837	316,456

Concordia Financial Group, Ltd. (Japan) †	56,000	244,790

CoreLogic, Inc. †	9,144	358,628

Corporate Office Properties Trust R	9,381	265,951

Daiwa Securities Group, Inc. (Japan)	14,000	78,838

DBS Group Holdings, Ltd. (Singapore)	3,300	37,462

Discover Financial Services	642	36,305

Duke Realty Corp. R	13,400	366,222

E*Trade Financial Corp. †	52,800	1,537,536

Equity Commonwealth † R	274	8,280

Equity Lifestyle Properties, Inc. R	4,486	346,229

Equity One, Inc. R	190	5,816

Equity Residential Trust R	26,827	1,725,781

Everest Re Group, Ltd.	86	16,337

Extra Space Storage, Inc. R	1,900	150,879

Fukuoka Financial Group, Inc. (Japan)	34,000	141,228

Goodman Group (Australia) R	92,071	514,303

Hanover Insurance Group, Inc. (The)	52	3,922

Hartford Financial Services Group, Inc. (The)	33,200	1,421,624

Highwoods Properties, Inc. R	7,061	368,019

HSBC Holdings PLC (United Kingdom)	84,781	635,927

Iida Group Holdings Co., Ltd. (Japan)	9,200	184,935

Intercontinental Exchange, Inc.	110	29,630

Investor AB Class B (Sweden)	23,426	856,616

JPMorgan Chase & Co.	109,990	7,324,234

Kerry Properties, Ltd. (Hong Kong)	85,500	281,643

Legal & General Group PLC (United Kingdom)	17,014	48,229

Liberty Property Trust R	197	7,949

Lincoln National Corp.	31,000	1,456,380

Link REIT (The) (Hong Kong) R	6,500	47,960

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (34.8%)* cont.	Shares	Value

Financials cont.
Macerich Co. (The) R	6,958	$562,693

Macquarie Group, Ltd. (Australia)	1,624	102,302

Mapfre SA (Spain)	56,828	158,956

Marsh & McLennan Cos., Inc.	592	39,812

Medibank Private, Ltd. (Australia)	5,373	10,221

MetLife, Inc.	3,900	173,277

MFA Financial, Inc. R	48,998	366,505

Mid-America Apartment Communities, Inc. R	4,900	460,551

Mitsubishi UFJ Financial Group, Inc. (Japan)	153,562	774,356

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	114,500	525,364

Mizuho Financial Group, Inc. (Japan)	527,225	880,884

Morgan Stanley	144,000	4,616,640

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	1,234	230,111

New World Development Co., Ltd. (Hong Kong)	346,000	453,071

NN Group NV (Netherlands)	8,145	250,244

Nomura Real Estate Holdings, Inc. (Japan)	8,500	143,419

Onex Corp. (Canada)	257	16,551

ORIX Corp. (Japan)	42,800	631,532

Partners Group Holding AG (Switzerland)	578	291,529

Persimmon PLC (United Kingdom)	4,287	100,852

PNC Financial Services Group, Inc. (The)	798	71,892

Popular, Inc. (Puerto Rico)	15,932	608,921

Post Properties, Inc. R	83	5,489

Prudential Financial, Inc.	10,600	865,490

Public Storage R	22	4,909

Raiffeisen Bank International AG (Austria) †	5,001	76,150

Regency Centers Corp. R	171	13,251

Regions Financial Corp.	90,300	891,261

Reinsurance Group of America, Inc.	4,310	465,221

Resona Holdings, Inc. (Japan)	127,100	534,522

Retail Properties of America, Inc. Class A R	12,754	214,267

Sekisui Chemical Co., Ltd. (Japan)	9,800	140,852

Senior Housing Properties Trust R	16,100	365,631

Societe Generale SA (France)	13,267	458,729

Spirit Realty Capital, Inc. R	12,100	161,293

Starwood Property Trust, Inc. R	32,900	740,908

Sumitomo Mitsui Financial Group, Inc. (Japan)	24,493	825,486

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	4,800	155,775

Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	106,682

SunTrust Banks, Inc.	26,698	1,169,372

Suruga Bank, Ltd. (Japan)	1,700	40,766

Swiss Life Holding AG (Switzerland)	1,990	515,167

Swiss Re AG (Switzerland)	10,992	991,713

Synchrony Financial	31,700	887,600

TCF Financial Corp.	584	8,474

Toronto-Dominion Bank (Canada)	1,599	70,983

Travelers Cos., Inc. (The)	320	36,656

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.8%)* cont.	Shares	Value

Financials cont.
Tryg A/S (Denmark)	860	$17,257

Two Harbors Investment Corp. R	36,162	308,462

U.S. Bancorp	782	33,540

UBS Group AG (Switzerland)	6,503	88,559

Unum Group	5,000	176,550

Voya Financial, Inc.	31,004	893,535

Weingarten Realty Investors R	3,946	153,815

Wells Fargo & Co.	1,850	81,918

Western Alliance Bancorp †	203	7,621

Wharf Holdings, Ltd. (The) (Hong Kong)	21,000	153,872

Wheelock and Co., Ltd. (Hong Kong)	78,000	463,349

Woori Bank (South Korea)	9,867	102,216

66,744,728
Health care (4.5%)
Actelion, Ltd. (Switzerland)	1,963	339,863

Alfresa Holdings Corp. (Japan)	5,700	120,571

Allergan PLC †	2,600	598,806

AmerisourceBergen Corp.	41,392	3,343,646

Amgen, Inc.	27,600	4,603,956

Astellas Pharma, Inc. (Japan)	31,200	487,248

AstraZeneca PLC (United Kingdom)	8,074	523,674

Bayer AG (Germany)	3,356	337,148

Biogen, Inc. †	4,500	1,408,635

Bruker Corp.	12,200	276,330

C.R. Bard, Inc.	9,798	2,197,495

Cardinal Health, Inc.	7,300	567,210

Celgene Corp. †	7,900	825,787

Charles River Laboratories International, Inc. †	8,576	714,724

Cochlear, Ltd. (Australia)	1,044	113,173

DaVita Inc. †	513	33,894

Eli Lilly & Co.	12,600	1,011,276

Gilead Sciences, Inc.	17,000	1,345,040

GlaxoSmithKline PLC (United Kingdom)	66,975	1,426,282

Hologic, Inc. †	33,000	1,281,390

Intuitive Surgical, Inc. †	71	51,463

Johnson & Johnson	58,621	6,924,899

McKesson Corp.	11,325	1,888,444

Medipal Holdings Corp. (Japan)	15,900	275,032

Merck & Co., Inc.	754	47,057

Merck KGaA (Germany)	494	53,224

Mitsubishi Tanabe Pharma Corp. (Japan)	7,600	162,442

Novartis AG (Switzerland)	9,090	714,849

Novo Nordisk A/S Class B (Denmark)	5,299	220,182

Pfizer, Inc.	119,546	4,049,023

Roche Holding AG (Switzerland)	4,862	1,206,116

Sanofi (France)	13,832	1,051,002

Shire PLC (United Kingdom)	3,415	221,229

Smith & Nephew PLC (United Kingdom)	256	4,128

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (34.8%)* cont.	Shares	Value

Health care cont.
Sumitomo Dainippon Pharma Co., Ltd. (Japan)	2,800	$54,131

Taro Pharmaceutical Industries, Ltd. (Israel) † S	723	79,899

Teva Pharmaceutical Industries, Ltd. (Israel)	401	19,256

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	6,764	311,212

Thermo Fisher Scientific, Inc.	599	95,277

UnitedHealth Group, Inc.	35,981	5,037,340

VCA, Inc. †	6,600	461,868

VWR Corp. †	143	4,055

Waters Corp. †	39	6,181

WellCare Health Plans, Inc. †	5,400	632,286

Zoetis, Inc.	20,200	1,050,602

46,177,345
Technology (6.0%)
Adobe Systems, Inc. †	24,800	2,691,792

Agilent Technologies, Inc.	41,692	1,963,276

Alphabet, Inc. Class A †	11,648	9,365,691

Amadeus IT Holding SA Class A (Spain)	9,067	452,945

Amdocs, Ltd.	23,560	1,362,946

Apple, Inc.	54,595	6,171,965

Applied Materials, Inc.	110,424	3,329,284

AtoS SE (France)	4,992	537,896

Brocade Communications Systems, Inc.	68,200	629,486

Check Point Software Technologies, Ltd. (Israel) †	156	12,107

Cisco Systems, Inc.	70,702	2,242,667

CommerceHub, Inc. Ser. C †	335	5,330

Computer Sciences Corp.	32,300	1,686,383

CSRA, Inc.	12,300	330,870

eBay, Inc. †	82,919	2,728,035

Facebook, Inc. Class A †	29,200	3,745,484

Fiserv, Inc. †	482	47,945

Fitbit, Inc. Class A † S	1,459	21,652

Fujitsu, Ltd. (Japan)	26,000	140,361

Genpact, Ltd. †	377	9,029

GungHo Online Entertainment, Inc. (Japan) S	63,000	154,399

HP, Inc.	118,100	1,834,093

Intuit, Inc.	5,470	601,755

L-3 Communications Holdings, Inc.	20,794	3,134,280

Maxim Integrated Products, Inc.	41,300	1,649,109

Microsoft Corp.	146,048	8,412,365

Mixi, Inc. (Japan)	3,500	126,171

Motorola Solutions, Inc.	8,918	680,265

MSCI, Inc.	83	6,967

NCR Corp. †	15,900	511,821

NEC Corp. (Japan)	19,000	49,087

Nexon Co., Ltd. (Japan)	13,600	212,507

Nuance Communications, Inc. †	29,200	423,400

NVIDIA Corp. S	47,300	3,240,996

Open Text Corp. (Canada)	432	27,982

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.8%)* cont.	Shares	Value

Technology cont.
Oracle Corp Japan (Japan)	1,500	$84,676

Paychex, Inc.	1,259	72,858

Samsung Electronics Co., Ltd. (South Korea)	490	714,149

SoftBank Corp. (Japan)	1,500	97,173

Synopsys, Inc. †	354	21,010

Texas Instruments, Inc.	872	61,197

Tokyo Electron, Ltd. (Japan)	1,600	141,194

Xerox Corp.	120,500	1,220,665

60,953,263
Transportation (0.9%)
ANA Holdings, Inc. (Japan)	104,000	282,699

AP Moeller — Maersk A/S Class B (Denmark)	205	300,638

Aurizon Holdings, Ltd. (Australia)	37,819	136,214

Central Japan Railway Co. (Japan)	5,100	872,541

Delta Air Lines, Inc.	50,500	1,987,680

Deutsche Post AG (Germany)	28,498	890,608

easyJet PLC (United Kingdom)	3,493	45,591

Japan Airlines Co., Ltd. (Japan)	2,700	79,485

Qantas Airways, Ltd. (Australia)	58,882	141,246

Royal Mail PLC (United Kingdom)	79,403	503,784

Southwest Airlines Co.	481	18,706

Transurban Group (Units) (Australia)	5,454	47,561

United Parcel Service, Inc. Class B	29,992	3,279,925

Yangzijiang Shipbuilding Holdings, Ltd. (China)	769,200	425,800

9,012,478
Utilities and power (1.4%)
American Electric Power Co., Inc.	9,724	624,378

American Water Works Co., Inc.	224	16,764

AusNet Services (Units) (Australia)	22,333	28,096

Centrica PLC (United Kingdom)	33,181	98,143

Chubu Electric Power Co., Inc. (Japan)	19,200	279,546

CLP Holdings, Ltd. (Hong Kong)	49,500	513,916

E.ON SE (Germany)	55,101	390,822

Edison International	18,500	1,336,625

Endesa SA (Spain)	21,758	466,350

Enel SpA (Italy)	171,378	763,909

Entergy Corp.	48,500	3,721,405

Eversource Energy	225	12,191

Great Plains Energy, Inc.	378	10,316

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	20,500	20,129

Iberdrola SA (Spain)	59,735	406,109

Korea Electric Power Corp. (South Korea)	500	24,486

NiSource, Inc.	29,578	713,126

PG&E Corp.	840	51,383

PPL Corp.	38,800	1,341,316

RWE AG (Germany) †	13,561	233,609

Southern Co. (The)	866	44,426

Toho Gas Co., Ltd. (Japan)	40,000	374,428

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (34.8%)* cont.	Shares	Value

Utilities and power cont.
Tohoku Electric Power Co., Inc. (Japan)	17,600	$229,534

Tokyo Electric Power Company Holdings, Inc. (Japan) †	15,100	65,306

Tokyo Gas Co., Ltd. (Japan)	31,000	137,930

UGI Corp.	41,450	1,875,198

Uniper SE (Germany) †	5,510	67,498

Vectren Corp.	3,700	185,740

Westar Energy, Inc.	9,105	516,709

		14,549,388

Total common stocks (cost $321,958,955)		$354,546,576

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (33.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (6.2%)
Government National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 3/15/46 to 3/20/46	$989,831	$1,090,844
3.50%, TBA, 10/1/46	58,000,000	61,606,875

62,697,719
U.S. Government Agency Mortgage Obligations (27.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 01/01/23 [i]	12,035	13,006

Federal National Mortgage Association Adjustable Rate Mortgages
2.902%, 11/01/38 [i]	108,973	113,925

Federal National Mortgage Association Pass-Through Certificates
7.00%, 3/1/18	21,154	21,859
6.00%, TBA, 11/1/46	20,000,000	22,925,000
6.00%, TBA, 10/1/46	20,000,000	22,937,500
4.50%, TBA, 11/1/46	1,000,000	1,094,023
4.50%, TBA, 10/1/46	1,000,000	1,095,156
4.00%, TBA, 11/1/46	52,000,000	55,776,094
4.00%, TBA, 10/1/46	52,000,000	55,843,056
3.50%, 1/1/43	994,732	1,052,745
3.50%, TBA, 10/1/46	1,000,000	1,055,313
3.00%, 6/1/46	989,615	1,034,457
3.00%, TBA, 11/1/46	40,000,000	41,490,624
3.00%, TBA, 10/1/46	40,000,000	41,581,248
3.00%, TBA, 10/1/31	31,000,000	32,545,158
2.50%, TBA, 11/1/46	1,000,000	1,007,656
2.50%, TBA, 10/1/46	1,000,000	1,009,375

		280,596,195

Total U.S. government and agency mortgage obligations (cost $342,774,137)		$343,293,914

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 02/15/41 [i]	$12,089	$16,298

Total U.S. treasury obligations (cost $16,298)		$16,298

36 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)*	Principal amount	Value

Basic materials (1.4%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	$90,000	$90,900

Agrium, Inc. sr. unsec. notes 3.375%, 3/15/25 (Canada)	290,000	298,788

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	120,000	133,455

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	30,000	32,213

Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	10,000	9,625

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	30,000	28,552

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	89,000	107,690

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	35,000	38,063

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	413,000	438,866

Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 10/1/23	100,000	108,000

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	110,000	129,250

BMC East, LLC 144A company guaranty sr. notes
5.50%, 10/1/24	120,000	120,000

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	120,000	121,800

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	190,000	218,025

Builders FirstSource, Inc. 144A company guaranty sr. unsub.
notes 5.625%, 9/1/24	80,000	82,000

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	67,000	76,807

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	170,000	186,363

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	205,000

CF Industries, Inc. company guaranty sr. unsec. notes
5.375%, 3/15/44	29,000	28,625

CF Industries, Inc. company guaranty sr. unsec. notes
5.15%, 3/15/34	35,000	35,376

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7.125%, 5/1/20	76,000	87,500

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	70,000	68,775

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	75,000	73,125

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	70,000	66,063

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,600

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	140,000	139,304

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	807,988

E.I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	337,958

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	230,000	242,640

Dynamic Asset Allocation Conservative Fund 37

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	$149,000	$133,728

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	20,000	18,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	75,000	77,063

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	90,000	93,263

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	10,000	9,100

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 2/1/23	185,000	211,353

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.625%, 4/29/24	755,000	769,345

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/16/25	511,000	499,598

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2.875%, 4/16/20	522,000	517,824

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	45,000	47,250

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	110,000	110,275

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	20,000	20,800

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4.875%, 11/15/20	79,000	82,358

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	130,000	129,360

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	85,000	93,500

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	105,000	119,175

Louisiana-Pacific Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 9/15/24	85,000	85,000

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	245,000	286,372

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	190,000	188,217

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	55,000	58,231

Methanex Corp. sr. unsec. unsub. notes 5.65%,
12/1/44 (Canada)	300,000	259,805

Methanex Corp. sr. unsec. unsub. notes 3.25%,
12/15/19 (Canada)	33,000	32,796

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	640,000	750,775

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	30,000	30,825

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	20,000	20,500

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	135,000	143,141

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	125,000	127,969

38 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	$75,000	$79,688

Packaging Corp. of America sr. unsec. unsub. notes
4.50%, 11/1/23	225,000	248,828

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	10,000	11,100

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	25,000	26,563

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	277,000	327,249

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	50,000	53,625

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	37,000	42,319

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	40,000	42,600

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	20,000	21,125

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	20,000	21,000

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	16,088

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7.50%, 11/20/25 (Ireland)	55,000	64,900

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	147,000	154,718

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	62,850

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,150

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	10,000	10,388

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	17,250

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	20,000	21,875

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	140,000	117,950

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	20,000	18,450

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	55,000	50,188

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	100,000	103,750

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	230,000	236,900

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	10,000	10,463

USG Corp. 144A company guaranty sr. unsec. notes
5.50%, 3/1/25	85,000	91,163

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	68,530

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,070,000	1,067,626

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Basic materials cont.
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	$575,000	$784,045

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	235,951

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	135,000	142,973

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	352,001

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	145,000	157,688

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	84,400

14,007,868
Capital goods (0.7%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	228,000	239,400

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7.75%, 11/15/19	72,000	81,540

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	65,000	64,675

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	75,000	75,375

Ardagh Packaging Finance PLC/Ardagh Holdings USA,
Inc. 144A company guaranty sr. unsec. notes 7.25%,
5/15/24 (Ireland)	200,000	212,500

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)	40,000	41,200

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	80,000	83,400

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	25,000	25,375

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	25,000	26,375

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	24,000	24,840

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	85,000	86,275

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	209,474

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	80,000	77,800

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	156,100

Cortes NP Acquisition Corp. 144A sr. unsec. notes
9.25%, 10/15/24	50,000	50,000

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	525,000	550,556

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	39,156

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	591,559

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7.75%, 12/15/20 (Luxembourg)	40,000	41,700

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	115,000	108,963

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	$260,000	$276,578

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	163,731

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	255,000	338,760

Honeywell International, Inc. sr. unsec. unsub. notes
4.25%, 3/1/21	150,000	167,353

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	345,000	357,075

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	326,000	445,625

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	185,000	211,825

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	120,000	118,500

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	178,000	201,706

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	190,000	204,605

Moog, Inc. 144A company guaranty sr. unsec. notes
5.25%, 12/1/22	110,000	113,713

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	172,631

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	50,000	52,625

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	238,098

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. FRN
4.127%, 7/15/21	345,000	350,175

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. unsec.
unsub. notes 7.00%, 7/15/24	95,000	101,888

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	209,000	219,450

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	40,000	40,500

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	38,000	38,855

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	125,000	135,938

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	54,000	57,240

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	93,000	97,883

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	65,000	67,113

United Technologies Corp. sr. unsec. unsub. notes
5.375%, 12/15/17	437,000	458,788

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.50%, 4/29/22	175,000	185,567

		7,602,485

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Communication services (2.0%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	$1,115,000	$1,109,817

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	735,000	786,193

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	394,878

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	593,340

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	568,000	583,568

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	525,000	526,575

Cablevision Systems Corp. sr. unsec. unsub. notes
8.00%, 4/15/20	30,000	31,425

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6.625%, 1/31/22	34,000	35,615

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	53,000	55,385

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	52,125

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	138,450

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	20,000	21,200

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	67,844

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	50,000	52,000

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	13,000	13,748

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	130,000	130,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	112,719

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	1,118,000	1,352,022

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	337,000	371,730

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6.50%, 1/15/17	525,000	532,996

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	488,412

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	539,000	785,813

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	113,445

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	300,000	414,189

Crown Castle International Corp. sr. unsec. notes
5.25%, 1/15/23 R	190,000	215,145

Crown Castle International Corp. sr. unsec. notes
4.875%, 4/15/22 R	54,000	60,210

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	475,101

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	410,000	453,722

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	115,000	125,689

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	$202,000	$191,900

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	146,000	154,395

CSC Holdings, LLC 144A sr. unsec. unsub. notes
10.125%, 1/15/23	305,000	351,513

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	253,367

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	74,063

Frontier Communications Corp. sr. unsec. notes
11.00%, 9/15/25	85,000	88,719

Frontier Communications Corp. sr. unsec. notes
10.50%, 9/15/22	100,000	106,000

Frontier Communications Corp. sr. unsec. notes
8.875%, 9/15/20	25,000	26,969

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	5,000	4,806

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	14,000	13,073

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	37,000	27,935

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,230	4,241

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	13,000	4,355

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8.125%, 6/1/23 (Luxembourg)	14,000	4,725

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	135,000	188,750

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	20,000	20,900

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21	50,000	51,875

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 1/15/24	60,000	62,513

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 8/15/22	60,000	62,700

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	201,000	222,653

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,908

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	55,000	60,188

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 3/15/43 (Canada)	410,000	442,342

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	92,000	86,365

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	27,068

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	104,000	114,790

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	196,219

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	214,803

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	$197,000	$211,036

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	364,313

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	60,000	62,700

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	21,366

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	2,000	2,155

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	20,000	21,075

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	93,000	98,348

TCI Communications, Inc. sr. unsec. unsub. notes
7.125%, 2/15/28	365,000	516,247

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	300,000	306,711

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57%, 4/27/23 (Spain)	300,000	333,642

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	397,000	408,279

Verizon Communications, Inc. sr. unsec. unsub. notes
6.40%, 9/15/33	33,000	42,756

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	2,321,000	2,454,065

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	820,057

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8.00%, 6/1/22	165,000	203,777

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)	129,000	134,483

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	909,000	906,755

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	110,000	107,250

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	105,000	110,521

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	124,000	112,530

20,408,557
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	231,000	245,726

245,726
Consumer cyclicals (2.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.75%, 1/20/24	300,000	384,649

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7.75%, 12/1/45	1,048,000	1,544,411

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	517,000	517,570

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.875%, 2/15/22	33,000	34,155

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	$40,000	$40,400

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	80,000	83,700

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	120,000	109,200

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	742,667

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	52,000	28,860

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	43,300

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	30,000	32,175

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)	88,000	91,080

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	125,000	126,288

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	105,000	115,369

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	26,750

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	310,000	440,130

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9.125%, 5/1/19	37,000	38,758

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	40,000	41,400

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	41,000

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,085

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	74,000	73,168

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	190,000	197,838

Daimler Finance North America, LLC 144A company guaranty
sr. unsec. unsub. notes 2.375%, 8/1/18	972,000	986,619

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	150,000	150,188

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	60,000	58,800

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	445,000	459,426

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	20,000	21,525

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7.00%, 8/1/23	70,000	74,288

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	59,000	61,434

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	350,000	394,660

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	595,000	623,678

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (21.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97		$95,000	$117,341

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47		245,000	401,636

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31		575,000	760,550

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46		140,000	202,160

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
8.125%, 1/15/20		865,000	1,020,315

General Motors Co. sr. unsec. notes 6.25%, 10/2/43		15,000	17,704

General Motors Co. sr. unsec. notes 5.20%, 4/1/45		10,000	10,402

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46		475,000	595,496

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		80,000	81,414

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21		283,000	286,476

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17		163,000	165,082

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	206,053

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	95,897

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		957,000	970,692

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 11/1/20		57,000	61,418

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5.375%, 4/15/26		40,000	43,000

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		110,000	110,825

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6.625%, 7/25/22 (Canada)	CAD	70,000	55,890

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$360,000	410,773

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.625%, 5/15/24		60,000	61,575

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24		20,000	20,400

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		105,000	142,275

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	412,551

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		475,000	493,249

Host Hotels & Resorts LP sr. unsec. unsub. notes
6.00%, 10/1/21 R		147,000	169,535

Host Hotels & Resorts LP sr. unsec. unsub. notes
5.25%, 3/15/22 R		658,000	727,861

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21		345,000	362,681

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		675,000	748,605

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		80,000	82,487

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		54,000	42,728

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21	$52,000	$54,275

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	25,000	27,250

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	135,000	135,321

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	25,000	26,031

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	45,000	43,875

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95%, 7/2/64	405,000	423,174

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	45,000	51,919

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	23,000	25,703

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	27,000	28,114

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	40,000	42,000

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25	10,000	10,825

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	185,000	198,644

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	61,950

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	50,000	52,375

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	60,000	63,300

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	80,000	79,750

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	56,000

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	15,000	15,975

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	73,288

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	50,569

Mustang Merger Corp. 144A sr. unsec. notes 8.50%, 8/15/21	20,000	21,275

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	64,000	63,680

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	40,000	37,200

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	150,000	117,750

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	100,000	100,250

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	65,000	67,925

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	90,000	97,119

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55%, 3/15/26	$310,000	$328,629

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	935,342

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	42,000

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	52,000	54,080

Penn National Gaming, Inc. sr. unsec. sub. notes
5.875%, 11/1/21	74,000	76,405

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 10/1/22	53,000	54,988

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 5/15/26	55,000	54,863

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 12/1/24	45,000	45,225

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	570,000	597,797

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	105,000	121,275

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	215,250

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	121,859

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	256,000	260,160

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	133,575

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12.125%, 9/1/18	63,000	64,496

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	396,690

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	550,000	552,927

Sabre GLBL, Inc. 144A company guaranty sr. notes
5.375%, 4/15/23	55,000	56,513

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	295,200

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	15,000	11,550

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	45,000	47,588

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	210,000	214,725

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6.00%, 7/15/24	58,000	61,625

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5.25%, 1/15/21	90,000	92,925

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	37,800

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,248

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 12/15/24	30,000	32,485

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes
5.375%, 11/15/24	$120,000	$123,600

Standard Industries, Inc./NJ 144A sr. unsec. notes
5.125%, 2/15/21	10,000	10,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6.375%, 6/1/21	48,000	48,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	20,000	20,650

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	38,000	39,045

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	60,000	62,400

Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5.50%, 6/15/26	50,000	51,500

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	355,000	359,805

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	1,115,000	1,128,263

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 4/1/23	25,000	25,375

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	525,000	527,841

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	493,112

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	50,000	50,594

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	14,000	14,280

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	125,000	125,781

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8.50%, 5/15/21	48,000	49,680

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	70,000	75,978

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	198,000	291,963

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	120,000	151,679

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4.875%, 7/8/40	655,000	814,388

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	126,578

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	50,000	57,894

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	81,200

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,700

Wyndham Worldwide Corp. sr. unsec. unsub. notes
5.625%, 3/1/21	330,000	370,187

28,583,392
Consumer staples (1.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)	110,000	115,225

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	215,000	223,600

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	142,876

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer staples cont.
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	$1,045,000	$1,091,123

AMN Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/1/24	30,000	30,300

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.90%, 2/1/46	1,602,000	1,906,029

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65%, 2/1/26	1,648,000	1,769,952

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/21	780,000	804,879

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1.25%, 1/17/18	191,000	190,958

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	530,000	855,550

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	509,876

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	200,000	210,750

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	78,000	68,055

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	10,000	11,718

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	315,000	333,977

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	85,000	84,681

Ceridian HCM Holding, Inc. 144A sr. unsec. notes
11.00%, 3/15/21	155,000	163,913

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.20%, 11/1/23	340,000	365,707

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19	156,000	174,409

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	50,000	57,438

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	482,000	546,672

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	525,000	534,452

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	49,570	57,140

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	250,095	277,142

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	50,000	53,125

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	770,000	772,231

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	135,000	176,242

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4.50%, 2/15/45	385,000	410,204

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7.00%, 10/15/37	300,000	409,152

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5.625%, 3/15/42	363,000	439,152

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85%, 11/15/24	139,000	149,554

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes
8.25%, 2/1/20 (Brazil)	17,000	17,531

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	850,000	886,649

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26	$80,000	$84,600

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	83,600

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	375,000	520,515

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6.50%, 2/9/40	350,000	469,879

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	655,000	910,749

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	12,000	12,254

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	65,000	66,138

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	300,000	396,143

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	270,000	338,556

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,125,000	1,225,247

PepsiCo, Inc. sr. unsec. unsub. notes 7.90%, 11/1/18	82,000	93,007

PepsiCo, Inc. sr. unsec. unsub. notes 4.25%, 10/22/44	405,000	464,016

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	521,000	522,102

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	30,000	30,900

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	42,000	43,470

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	67,000	68,340

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 6.25%, 8/1/24	45,000	46,463

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	105,000	113,313

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	10,787	5,609

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	57,096

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	422,686

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	65,000	73,856

19,888,801
Energy (2.2%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	125,000	146,038

Anadarko Petroleum Corp. sr. unsec. unsub. bonds
6.95%, 6/15/19	185,000	204,686

Anadarko Petroleum Corp. sr. unsec. unsub. notes
5.55%, 3/15/26	160,000	182,635

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	25,469

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	77,578

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/21	43,000	43,484

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	45,000	46,864

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	192,000	197,019

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Energy cont.
Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	$77,000	$71,418

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.625%, 6/1/24 (Canada)	28,000	22,820

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.125%, 6/1/21 (Canada)	8,000	6,570

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	454,724

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315%, 2/13/20 (United Kingdom)	325,000	330,906

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846%, 5/5/17 (United Kingdom)	525,000	527,281

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	200,000	133,000

Callon Petroleum Co. 144A sr. unsec. notes 6.125%, 10/1/24 ##	45,000	46,575

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,045,000	1,069,426

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	30,000	31,050

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	140,000	151,304

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	40,000	33,007

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	170,000	172,338

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	517,000	516,624

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	54,000	55,755

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5.50%, 10/1/22	24,000	24,900

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	525,000	521,378

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	25,000	22,875

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	155,000	154,613

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	62,400

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.70%, 4/1/19	180,000	175,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	80,000	59,600

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	114,000	119,415

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	129,000	128,078

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	120,000	148,654

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	242,000	171,820

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	50,000	49,150

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Energy cont.
Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	$75,000	$75,188

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	195,000	231,251

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	100,000	102,875

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	40,000	49,619

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	8,000	2,160

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	195,000	201,581

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	35,000	33,950

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	240,000	116,400

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	59,000	3

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563%, 4/24/23 (Russia)	200,000	207,000

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	45,000	42,734

Marathon Petroleum Corp. sr. unsec. unsub. notes
6.50%, 3/1/41	125,000	136,668

MEG Energy Corp. 144A company guaranty sr. unsec. notes
7.00%, 3/31/24 (Canada)	55,000	43,450

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.50%, 3/15/21 (Canada)	50,000	40,813

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	515,000	568,798

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	110,000	113,707

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	90,000	92,700

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	35,000	35,088

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	285,000	169,219

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	23,875

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	95,000	90,963

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,769

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 8.75%, 5/23/26 (Brazil)	997,000	1,101,685

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.25%, 3/17/24 (Brazil)	2,832,000	2,754,120

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4.875%, 3/17/20 (Brazil)	850,000	852,125

Petroleos de Venezuela SA sr. unsec. notes 5.125%,
10/28/16 (Venezuela)	558,000	541,260

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	270,000	113,373

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	270,000	235,521

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	$150,000	$143,250

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	957,445

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	151,875

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,005,000	974,649

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95%, 5/1/17	525,000	529,725

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	145,000	146,813

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	30,000	27,300

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	60,000	55,200

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	129,150

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	850,000	871,250

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	215,000	233,678

Samson Investment Co. company guaranty sr. unsec. notes
9.75%, 2/15/20 (In default) †	113,000	4,520

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †	65,000	23,400

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,356

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	62,000	66,108

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	15,000	2

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6.625%, 11/15/19 F	54,000	5

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.20%, 3/22/17 (Netherlands)	564,000	575,488

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2.125%, 5/11/20 (Netherlands)	140,000	141,966

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	93,000	95,093

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	50,000	47,000

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	40,000	40,400

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	25,000	25,250

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	135,000	135,000

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	203,377

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	65,000	65,406

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	30,038

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	14,000	1,820

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55%, 6/28/17 (France)	517,000	518,474

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/22 (In default) †	25,000	5,500

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Energy cont.
Unit Corp. company guaranty sr. unsec. sub. notes
6.625%, 5/15/21	$25,000	$21,250

Western Gas Partners LP sr. unsec. unsub. notes 4.65%, 7/1/26	30,000	31,199

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	24,000	22,200

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	80,000	77,400

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	40,000	49,600

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	15,000	17,363

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,570

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	310,000	335,600

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	75,000	76,688

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	17,000	17,650

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	368,000	371,942

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4.875%, 5/15/23	75,000	75,844

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	32,250

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	115,000	121,613

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	142,000	141,734

22,003,290
Financials (6.4%)
ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	617,129

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	135,000	190,724

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	85,000	89,087

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	1,060,000	1,099,580

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	48,750

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	110,000	135,575

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	27,420

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	44,000	50,050

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	481,275

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	33,075

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	150,000	146,674

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	599,280

American Express Co. sr. unsec. notes 7.00%, 3/19/18	396,000	427,150

American Express Co. sr. unsec. notes 6.15%, 8/28/17	694,000	723,258

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	309,136

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	219,787

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	310,000	322,654

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	$255,000	$277,843

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	390,000	391,532

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	315,499

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,078

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	827,000	830,808

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	340,000	340,507

Bank of America Corp. unsec. sub. FRN 1.61%, 9/15/26	100,000	89,391

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,059,603

Bank of America, NA unsec. sub. notes Ser. BKNT,
5.30%, 3/15/17	750,000	763,111

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%,
1/11/17 (Canada)	517,000	518,817

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	445,000	447,378

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	796,940

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	515,062

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	525,000	525,332

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	450,000	449,988

Barclays Bank PLC unsec. sub. notes 7.625%, 11/21/22
(United Kingdom)	200,000	222,000

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	554,000	705,680

Barclays PLC jr. unsec. sub. FRB 6.625%, perpetual maturity
(United Kingdom)	200,000	182,750

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919%, perpetual maturity (Spain)	55,000	54,863

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7.25%, 2/1/18	46,000	49,399

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	169,840

BGC Partners, Inc. 144A sr. unsec. notes 5.125%, 5/27/21	235,000	246,045

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	678,000	678,846

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%,
9/14/17 (France)	190,000	191,413

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	265,000	288,418

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	211,736

Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	140,000	156,086

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	316,715

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	405,000	425,630

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	135,628

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	$132,000	$141,478

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	43,000	45,292

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	237,681

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	24,000	24,510

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	27,000	28,620

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	37,000	39,544

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	170,000	180,625

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	44,000	46,585

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%,
perpetual maturity	416,000	424,362

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	65,000	65,650

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	340,000	387,749

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	205,000	203,463

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	625,000	719,063

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1.625%, 3/12/18	325,000	326,077

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1.125%, 3/13/17	718,000	718,185

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3.375%, 1/19/17 (Netherlands)	470,000	473,180

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,050

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	162,000	162,810

Credit Agricole SA 144A unsec. sub. notes 4.375%,
3/17/25 (France)	200,000	205,235

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%,
perpetual maturity (Switzerland)	225,000	213,750

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	125,000	150,125

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	65,000	40,950

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	207,000	226,423

E*Trade Financial Corp. sr. unsec. unsub. notes
5.375%, 11/15/22	45,000	47,968

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	55,000	56,925

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	280,000	301,848

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	89,888

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	194,275

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	90,094

Five Corners Funding Trust 144A sr. unsec. bonds
4.419%, 11/15/23	345,000	372,540

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	$1,529,000	$1,716,096

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66	45,000	20,138

Goldman Sachs Group, Inc. (The) sr. unsec. notes
7.50%, 2/15/19	1,105,000	1,248,963

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	628,510

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	319,000	322,526

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	181,781

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	335,000	351,739

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	225,000	232,414

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	35,704

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	295,621

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176%, perpetual maturity (Jersey)	125,000	189,478

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	1,045,000	1,202,021

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	161,304

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8.125%, 7/15/19 ‡‡	10,000	9,750

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	77,000	78,540

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	105,000	105,525

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	57,000	54,720

ING Bank NV 144A unsec. sub. notes 5.80%,
9/25/23 (Netherlands)	1,365,000	1,526,702

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	20,000	21,650

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	48,895

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	5,000	4,987

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	319,000	323,386

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	136,000	139,740

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	1,335,000	1,337,904

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	523,000	525,993

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	515,000	549,509

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	618,000	627,710

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5.125%, 6/1/44	250,000	254,411

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	610,431

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	$390,000	$456,300

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	135,000	175,652

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	440,029

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	110,000	122,554

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%,
12/1/45 (United Kingdom)	639,000	680,148

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	421,972

MetLife Capital Trust IV 144A jr. unsec. sub. notes
7.875%, 12/15/37	385,000	483,020

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	210,000	235,086

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	40,000	43,388

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	370,000	399,383

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85%, 3/1/26 (Japan)	425,000	460,970

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17	620,000	630,210

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	40,000	43,400

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.524%,
12/9/19 (Australia)	1,200,000	1,200,559

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	525,000	532,844

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	90,000	91,458

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	122,500

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	101,000	105,419

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4.875%, 4/15/45	290,000	247,588

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,317,446

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	45,000	47,306

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	45,000	47,363

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	749,879

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT,
1.125%, 1/27/17	525,000	525,324

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	267,000	292,130

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	275,000	264,688

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	107,000	107,936

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	320,000	354,800

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	$141,000	$151,575

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	161,710

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	120,000	132,234

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	525,000	532,388

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	479,581

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	188,088

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	560,000	560,594

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%,
7/3/18 (United Kingdom)	505,000	518,693

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	408,802

Santander UK Group Holdings PLC 144A unsec. sub. notes
4.75%, 9/15/25 (United Kingdom)	430,000	429,167

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17
(United Kingdom)	564,000	563,997

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	545,719

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95%, 2/7/17 (Russia)	300,000	302,989

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	50,000	50,770

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	50,000	50,297

Simon Property Group LP sr. unsec. unsub. notes
3.375%, 3/15/22 R	155,000	164,708

Simon Property Group LP sr. unsec. unsub. notes
2.20%, 2/1/19 R	555,000	565,708

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	476,000	477,473

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	195,000	214,013

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7.75%, 10/1/21	25,000	26,219

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	173,000	177,109

Springleaf Finance Corp. sr. unsec. unsub. notes
5.25%, 12/15/19	15,000	15,319

Standard Chartered Bank 144A unsec. sub. notes 8.00%,
5/30/31 (United Kingdom)	345,000	455,136

Standard Chartered PLC unsec. sub. notes 5.70%, 1/25/22
(United Kingdom)	395,000	432,454

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	272,000	274,447

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	462,871

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8.125%, 9/15/17), 3/15/46 ††	480,000	484,800

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18	17,000	12,665

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Financials cont.
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	$59,000	$59,163

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	190,000	259,630

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	93,600

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	589,000	573,171

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4.125%, 4/15/26 (Jersey)	433,000	455,605

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3.00%, 4/15/21 (Jersey)	1,760,000	1,808,029

US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
1.10%, 1/30/17	550,000	550,087

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	248,400

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	148,050

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	100,000	108,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6.875%, 5/29/18 (Russia)	1,887,000	2,000,356

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95%, 10/17/22 (Russia)	938,000	1,001,315

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	60,000	61,769

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	45,000	45,731

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	309,225

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	517,000	519,234

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT,
6.00%, 11/15/17	500,000	525,596

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	87,575

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	788,727

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	178,040

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	426,000	430,793

65,648,359
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	525,000	538,436

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	601,490

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	471,000	472,547

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6.125%, 3/15/21	100,000	103,250

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5.125%, 7/1/22	50,000	49,500

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	458,000	500,788

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	228,000	239,363

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Health care cont.
Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	$385,000	$388,970

Aetna, Inc. sr. unsec. notes 6.75%, 12/15/37	318,000	440,660

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	90,000	85,950

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	529,346

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	525,000	528,046

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	138,201

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 9/15/17
(United Kingdom)	525,000	547,875

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	755,122

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	97,650

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	180,000	190,800

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	67,113

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5.125%, 8/1/21	25,000	24,813

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	95,000	81,700

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	383,886

Concordia International Corp. 144A company guaranty sr.
unsec. notes 7.00%, 4/15/23 (Canada)	60,000	38,400

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	73,000	64,423

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	134,000	141,705

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	35,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	240,000	219,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	45,000	46,013

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	200,000	212,500

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	177,600

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	170,000	179,350

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	90,000	92,925

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	16,065

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	15,000	15,488

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	62,400

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	329,000	352,485

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	45,000	48,713

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	37,900

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	30,000	31,538

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Health care cont.
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	$453,000	$454,720

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	51,625

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	686,800

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	220,000	231,264

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	54,000	56,160

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	284,000	301,040

Shire Acquisitions Investments Ireland DAC company guaranty
sr. unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	105,000	105,732

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	41,600

Tenet Healthcare Corp. company guaranty sr. bonds
4.50%, 4/1/21	19,000	19,119

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	29,000	28,855

Tenet Healthcare Corp. company guaranty sr. FRN
4.35%, 6/15/20	60,000	60,306

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	63,000	67,410

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	63,450

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	465,000	467,151

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	235,000	249,761

UnitedHealth Group, Inc. sr. unsec. unsub. notes
4.625%, 11/15/41	345,000	399,385

UnitedHealth Group, Inc. sr. unsec. unsub. notes
3.95%, 10/15/42	540,000	572,729

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	553,449

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	58,000	54,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	55,000	47,369

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	60,000	51,750

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	4,000	3,570

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	21,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	135,000	124,875

13,251,381
Technology (1.0%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	297,563

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	25,000	25,542

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	386,190

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	461,623

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	40,000	8,800

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Technology cont.
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	$97,000	$71,538

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15%, 3/14/17	595,000	600,935

Cisco Systems, Inc. sr. unsec. unsub. notes 1.10%, 3/3/17	238,000	238,095

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	45,000	47,981

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	652,000	717,101

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	164,000	196,366

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	774,000	829,308

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
unsec. notes 5.875%, 6/15/21	35,000	37,187

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	525,000	525,628

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22	76,000	78,717

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5.00%, 10/15/25	270,000	307,898

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	140,000	148,050

First Data Corp. 144A notes 5.75%, 1/15/24	80,000	82,200

First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	61,800

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	674,266

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	165,000	160,050

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	150,000	151,875

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	23,100

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	525,000	526,639

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	77,000	82,198

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	30,000	31,650

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	50,000	54,435

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5.875%, 2/15/22	85,000	86,700

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	50,000	55,537

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	750,635

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	512,454

Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	381,055

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	990,180

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	204,796

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	72,100

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22	100,000	108,375

		9,988,567

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	$165,000	$159,638

Burlington Northern Santa Fe, LLC sr. unsec. notes
5.40%, 6/1/41	65,000	82,444

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	300,000	389,646

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	393,494

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	72,532	81,870

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	77,377

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3.75%, 9/3/26	245,004	257,254

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636%, 7/2/22	76,425	81,201

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23	208,000	210,080

1,733,004
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	60,000	70,650

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	453,200

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	20,200

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	100,000	114,750

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5.00%, 9/1/44	55,000	62,087

Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	267,666

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	68,999

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	6,000	6,311

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	50,000	55,061

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	100,000	98,750

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	13,000	13,618

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,563

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	27,242

Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	273,141

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	450,595

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.20%, 3/15/42	205,000	224,221

DPL, Inc. sr. unsec. sub. notes 6.50%, 10/15/16	6,000	6,008

Duke Energy Corp. sr. unsec. unsub. notes 2.15%, 11/15/16	435,000	435,528

Dynegy, Inc. company guaranty sr. unsec. notes
7.375%, 11/1/22	5,000	4,938

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	90,000	92,250

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	5,000	4,910

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	200,000	216,256

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8.375%, 6/15/32	50,000	62,647

Dynamic Asset Allocation Conservative Fund 65

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	$433,000	$424,881

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	271,522

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	235,000	243,554

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †	39,671	48,796

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	34,000	37,315

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	225,000	233,438

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	125,332

Energy Transfer Partners LP sr. unsec. unsub. notes
6.50%, 2/1/42	140,000	148,354

Energy Transfer Partners LP sr. unsec. unsub. notes
5.20%, 2/1/22	120,000	130,097

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	196,000	207,843

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	42,000	31,290

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7.25%, 10/1/20	40,000	41,450

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	13,000	13,520

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	225,000	237,070

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	115,288

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	521,355

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	209,340

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	20,554

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	602,114

Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	352,942

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	130,000	155,117

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	49,000	51,205

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	115,000	112,700

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	76,313

NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	357,324

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	140,036

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	149,249

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	585,028

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	153,000	204,027

Potomac Edison Co. (The) 144A sr. bonds 5.80%, 10/15/16	985,000	985,995

66 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	$465,000	$509,686

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,842

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5.50%, 3/1/40	215,000	280,602

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974%, 6/1/67	467,000	401,620

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	25,000	26,386

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	53,000	58,442

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	34,000	35,101

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	24,162

Southern Star Central Corp. 144A sr. unsec. notes
5.125%, 7/15/22	60,000	60,450

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	54,000	16,470

Texas Gas Transmission, LLC 144A sr. unsec. notes
4.50%, 2/1/21	337,000	349,212

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35%,
5/15/67 (Canada)	155,000	123,303

Union Electric Co. sr. notes 6.40%, 6/15/17	265,000	274,526

		12,048,442

Total corporate bonds and notes (cost $204,925,809)		$215,409,872

MORTGAGE-BACKED SECURITIES (4.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.6%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 3.025%,
7/25/25 (Bermuda) F	$109,520	$109,794

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 23.683%, 4/15/37	112,485	189,830
IFB Ser. 2979, Class AS, 22.351%, 3/15/34	2,660	2,802
IFB Ser. 3249, Class PS, 20.545%, 12/15/36	148,835	231,310
IFB Ser. 3065, Class DC, 18.287%, 3/15/35	195,449	295,905
IFB Ser. 2990, Class LB, 15.606%, 6/15/34	151,164	195,543
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2,
Class M2, 3.125%, 12/25/27	665,000	679,291
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M1, 1.725%, 11/25/28	242,194	242,822
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3,
Class M1, 1.625%, 12/25/28	244,668	245,079
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1,
Class M1, 1.575%, 3/25/25	60,810	60,833
Ser. 3391, PO, zero %, 4/15/37	9,616	8,536
Ser. 3300, PO, zero %, 2/15/37	58,656	52,769
Ser. 3206, Class EO, PO, zero %, 8/15/36	6,101	5,575
Ser. 3326, Class WF, zero %, 10/15/35	3,560	2,934

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	$36,564	$74,248
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36	132,722	228,551
IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	61,132	86,860
IFB Ser. 05-106, Class JC, 18.495%, 12/25/35	57,747	91,578
IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	27,942	36,989
Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	1,393,936	121,997
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1.875%, 1/25/29	237,366	238,302
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1.725%, 7/25/24	152,093	152,431
Ser. 07-64, Class LO, PO, zero %, 7/25/37	29,541	27,909
Ser. 07-14, Class KO, PO, zero %, 3/25/37	29,869	26,199
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,326	2,044
Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,749	3,302

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	454,028	80,275
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	95,265	14,571
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	4,773,210	617,534
Ser. 13-14, IO, 3.50%, 12/20/42	1,164,561	129,196
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,108,362	134,071
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,015,014	197,161
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,465,139	178,461
Ser. 16-H16, Class EI, IO, 2.166%, 6/20/66	3,479,052	460,974
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65	3,617,683	465,234
Ser. 15-H26, Class EI, IO, 1.702%, 10/20/65	2,177,938	229,772
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,386	2,966

5,923,648
Commercial mortgage-backed securities (2.9%)
Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.497%, 2/10/51	11,133,973	31,318

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.555%, 11/10/41	257,400	3,260
FRB Ser. 04-4, Class XC, IO, 0.044%, 7/10/42	129,385	61
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	2,091,590	209

Bear Stearns Commercial Mortgage Securities Trust
Ser. 06-PW13, Class AJ, 5.611%, 9/11/41	82,540	82,499
Ser. 05-T18, Class D, 5.134%, 2/13/42	65,728	65,465
FRB Ser. 04-PR3I, Class X1, IO, 0.328%, 2/11/41	276,267	1,464

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.565%, 3/11/39	273,000	260,606
FRB Ser. 06-PW11, Class C, 5.565%, 3/11/39	191,000	173,489
FRB Ser. 06-PW14, Class X1, IO, 0.791%, 12/11/38	4,492,729	61,730

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.885%, 12/15/47	411,000	418,178

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.26%, 11/10/46	408,000	445,663
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	280,000	302,660
FRB Ser. 14-GC19, Class XA, IO, 1.424%, 3/10/47	1,578,043	101,011

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.731%, 10/15/49	$20,777,971	$8,935

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 2.077%, 10/15/45	2,509,346	204,974
FRB Ser. 14-CR14, Class XA, IO, 0.994%, 2/10/47	17,286,656	612,120

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65%, 12/10/49	459,000	461,846
FRB Ser. 14-CR18, Class C, 4.895%, 7/15/47	767,000	805,880
Ser. 13-CR11, Class AM, 4.715%, 10/10/46	233,000	262,183
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	866,000	844,235
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	275,000	307,701
FRB Ser. 12-CR1, Class XA, IO, 2.206%, 5/15/45	4,083,947	316,174
FRB Ser. 13-LC13, Class XA, IO, 1.538%, 8/10/46	4,047,635	209,789
FRB Ser. 14-LC15, Class XA, IO, 1.536%, 4/10/47	11,815,430	746,274
FRB Ser. 14-CR18, Class XA, IO, 1.426%, 7/15/47	2,907,556	178,408
FRB Ser. 14-CR17, Class XA, IO, 1.331%, 5/10/47	4,255,043	251,326
FRB Ser. 14-UBS6, Class XA, IO, 1.207%, 12/10/47	4,963,138	290,533

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.801%, 12/10/44	457,000	466,506
FRB Ser. 12-CR2, Class E, 5.016%, 8/15/45	250,000	240,013
Ser. 13-LC13, Class AM, 4.557%, 8/10/46	399,000	448,268
FRB Ser. 13-CR9, Class D, 4.398%, 7/10/45	337,000	295,718
Ser. 13-LC13, Class E, 3.719%, 8/10/46	274,000	216,175
FRB Ser. 06-C8, Class XS, IO, 0.69%, 12/10/46	10,644,177	4,897

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.201%, 5/15/38	218,566	15

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	14,634	14,634

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	306,000	318,352
FRB Ser. 11-LC3A, Class D, 5.51%, 8/10/44	482,000	503,304

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO,
2.20%, 3/15/33	70,868	1

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E,
5.087%, 8/10/42	123,795	123,816

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.109%, 7/10/45	1,881,908	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.487%, 3/10/44	282,690	278,167

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.784%, 5/10/43	1,361,932	2,975

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.748%, 2/10/46	5,443,979	410,803

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C,
4.179%, 6/10/46	771,000	773,005

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.847%, 1/10/45	503,000	504,766
FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44	730,000	747,328
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45	478,000	432,064

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC12, Class D, 4.615%, 6/10/46	$786,000	$701,316
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	428,591	4

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class XA, IO, 1.395%, 4/15/47	7,306,586	291,533
FRB Ser. 14-C25, Class XA, IO, 1.149%, 11/15/47	4,242,642	239,709

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.563%, 12/15/47	119,000	119,714
FRB Ser. 12-LC9, Class E, 4.563%, 12/15/47	585,000	561,074

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.285%, 2/12/51	93,500	93,407
FRB Ser. 06-LDP7, Class B, 6.116%, 4/17/45	251,000	125,500
FRB Ser. 05-LDP5, Class F, 5.735%, 12/15/44	795,000	795,000
Ser. 06-LDP8, Class B, 5.52s, 5/15/45	201,000	202,986
Ser. 06-LDP8, Class AJ, 5.48%, 5/15/45	241,002	241,002
Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	189,043	190,450
FRB Ser. 13-LC11, Class XA, IO, 1.669%, 4/15/46	4,179,662	275,105
FRB Ser. 06-LDP8, Class X, IO, 0.676%, 5/15/45	1,165,862	10

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.385%, 2/12/51	267,000	214,081
FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51	192,000	168,960
FRB Ser. 12-C6, Class E, 5.364%, 5/15/45	553,000	532,650
FRB Ser. 05-CB12, Class X1, IO, 0.477%, 9/12/37	797,857	3,018
FRB Ser. 06-LDP6, Class X1, IO, 0.023%, 4/15/43	521,443	—

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	35,511	36,101
Ser. 98-C4, Class H, 5.60%, 10/15/35	50,418	50,799

LB-UBS Commercial Mortgage Trust Ser. 06-C1, Class AJ,
5.276%, 2/15/41	406,083	403,424

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.466%, 11/15/40	1,067,674	8,539
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	314,869	19

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.40%, 4/20/48	508,000	465,800

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.574%, 8/12/39	712,173	385
FRB Ser. 05-MCP1, Class XC, IO, 0.019%, 6/12/43	502,489	4

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44	19,212	219
FRB Ser. 07-C5, Class X, IO, 5.866%, 12/15/49	190,082	11,766
FRB Ser. 06-C4, Class X, IO, 5.716%, 7/15/45	356,105	5,448

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AJ,
5.948%, 6/12/46	8,720	8,717

Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class AS, 3.476%, 11/15/45	560,000	594,104
FRB Ser. 14-C17, Class XA, IO, 1.416%, 8/15/47	4,631,140	278,887

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.818%, 6/11/42	$234,000	$229,320
FRB Ser. 06-HQ8, Class AJ, 5.591%, 3/12/44	160,925	160,925
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 F	225,000	134,959
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	226,000	223,943

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.324%, 7/15/49	622,000	655,277
FRB Ser. 11-C3, Class E, 5.324%, 7/15/49	113,000	116,901

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	393,099	29,482

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.043%, 5/10/63	319,000	321,616
FRB Ser. 13-C6, Class D, 4.491%, 4/10/46	269,000	250,385
FRB Ser. 12-C4, Class XA, IO, 1.92%, 12/10/45	2,007,510	153,950
FRB Ser. 12-C2, Class XA, IO, 1.794%, 5/10/63	11,623,302	620,297

Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.464%, 10/15/44	371,000	369,850

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.084%, 6/15/45	2,638,632	528
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	237,943	24

Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.432%, 7/15/46	218,000	240,158
FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46	409,000	429,655
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	215,000	230,874
FRB Ser. 14-LC16, Class XA, IO, 1.608%, 8/15/50	4,474,243	301,519

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.432%, 7/15/46	507,000	466,750

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47	160,000	168,272
Ser. 13-C18, Class AS, 4.387%, 12/15/46	258,000	284,876
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	195,000	214,091
Ser. 12-C8, Class AS, 3.66%, 8/15/45	229,000	245,176
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	292,694

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.866%, 11/15/44	642,000	662,030
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44	682,000	710,576
FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	276,000	289,662
Ser. 11-C4, Class E, 5.265s, 6/15/44	482,000	490,290
FRB Ser. 12-C9, Class D, 4.961%, 11/15/45	291,000	287,654
FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	183,000	167,326
FRB Ser. 12-C10, Class D, 4.601%, 12/15/45	456,000	428,996
Ser. 14-C19, Class D, 4.234%, 3/15/47	409,000	333,895
FRB Ser. 12-C10, Class XA, IO, 1.862%, 12/15/45	3,567,709	262,476
FRB Ser. 13-C12, Class XA, IO, 1.528%, 3/15/48	874,425	51,652
FRB Ser. 12-C9, Class XB, IO, 0.866%, 11/15/45	6,676,000	257,046

		29,931,654

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (1.1%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.531%, 1/26/36	$350,000	$262,721
FRB Ser. 15-RR5, Class 2A3, 1.559%, 1/26/46	120,000	89,697

Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1.467%, 8/25/46	305,180	220,685
FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46	914,365	728,794
FRB Ser. 05-27, Class 1A1, 1.424%, 8/25/35	193,290	142,976
FRB Ser. 05-38, Class A3, 0.875%, 9/25/35	639,967	566,411
FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35	706,755	601,329
FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36	196,659	142,577
FRB Ser. 06-OA10, Class 4A1, 0.715%, 8/25/46	1,099,218	796,658

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3, 5.675%, 11/25/28	280,000	298,879
Structured Agency Credit Risk Debt FRN Ser. 13-DN2,
Class M2, 4.775%, 11/25/23	560,000	592,480
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3,
Class M3, 4.374%, 3/25/29	440,000	440,000

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.425%, 10/25/28	1,050,000	1,147,696
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.225%, 4/25/28	1,210,000	1,308,295
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.075%, 4/25/28	275,000	296,475
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.525%, 7/25/25	562,000	597,569
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.525%, 7/25/25	20,000	21,539
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
4.975%, 1/25/29	660,000	682,952

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6,
Class M1, 1.35%, 8/25/34	508,724	498,549

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598%, 8/26/47	100,000	74,500

Structured Asset Mortgage Investments II Trust FRB
Ser. 07-AR1, Class 2A1, 0.705%, 1/25/37	281,998	236,673

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.485%, 7/25/45	471,134	436,506
FRB Ser. 05-AR19, Class A1C3, 1.025%, 12/25/45	81,248	71,206
FRB Ser. 05-AR13, Class A1C3, 1.015%, 10/25/45	216,630	186,681
FRB Ser. 05-AR11, Class A1B3, 0.925%, 8/25/45	524,917	479,774

		10,921,622

Total mortgage-backed securities (cost $46,525,122)		$46,776,924

72 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (0.8%)*		Principal amount	Value
Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$789,000	$836,669

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		494,000	556,409

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	4,564	1,373,027

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$150,000	167,638

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10.875%, 1/26/21 (Argentina)		685,000	794,600

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	157,500

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	230,000

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		320,000	366,103

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	223,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	253,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		200,000	206,500

Peru (Republic of) sr. unsec. unsub. bonds 4.125%,
8/25/27 (Peru)		385,000	440,497

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,000,000	2,310,000

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		200,000	214,161

Total foreign government and agency bonds and notes (cost $8,658,696)			$8,130,104

ASSET-BACKED SECURITIES (0.2%)*		Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%,
2/25/17 (acquired 2/4/16, cost $1,615,000) ΔΔ		$1,615,000	$1,615,000

Total asset-backed securities (cost $1,615,000)			$1,615,000

SENIOR LOANS (0.1%)* [c]		Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20		$137,927	$101,161

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17		325,486	355,186

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21		266,625	262,876

CPG International, Inc. bank term loan FRN Ser. B,
4.75%, 9/30/20		44,002	44,057

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21		67,861	66,770

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19		64,003	53,602

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20		49,739	46,033

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20		82,459	76,039

Dynamic Asset Allocation Conservative Fund 73

SENIOR LOANS (0.1%)* [c] cont.	Principal amount	Value

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	$120,000	$120,257

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	82,302	23,880

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	845	245

Total senior loans (cost $1,219,558)		$1,150,106

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3.00%, 11/15/16 R	$27,000	$27,203

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	59,000	94,142

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18	43,000	40,689

Total convertible bonds and notes (cost $115,498)		$162,034

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$105,171

Total convertible preferred stocks (cost $62,389)		$105,171

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	2,035	$51,709

Total preferred stocks (cost $50,875)		$51,709

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	722	$1,653

Seventy Seven Energy, Inc.	8/1/21	23.82	129	303

Total warrants (cost $516)				$1,956

SHORT-TERM INVESTMENTS (38.3%)*	Principal amount/shares	Value

Federal Farm Credit Banks Funding Corporation discount notes
0.210%, 10/28/16	$7,400,000	$7,399,023

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/13/16	7,300,000	7,299,613

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/18/16	7,400,000	7,399,415

Federal Home Loan Banks unsec. discount notes
0.274%, 10/4/16	25,000,000	24,999,875

Federal Home Loan Banks unsec. discount notes
0.300%, 10/12/16	15,000,000	14,999,280

Federal Home Loan Banks unsec. discount notes
0.300%, 10/13/16	10,000,000	9,999,470

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.207%, 10/28/16	27,500,000	27,496,370

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.210%, 10/26/16	12,500,000	12,498,488

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.238%, 10/21/16	19,900,000	19,898,110

74 Dynamic Asset Allocation Conservative Fund

SHORT-TERM INVESTMENTS (38.3%)* cont.	Principal amount/shares		Value

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.245%, 10/11/16		$7,400,000	$7,399,689

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.250%, 10/6/16		7,400,000	7,399,882

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.315%, 10/7/16		10,000,000	9,999,571

Federal National Mortgage Association unsec. discount notes
0.260%, 11/9/16		7,400,000	7,398,328

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	10,479,675	10,479,675

Putnam Short Term Investment Fund 0.51% L	Shares	200,030,946	200,030,946

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P	Shares	980,000	980,000

U.S. Treasury Bills 0.260%, 10/13/16 Δ§		$5,000,000	4,999,759

U.S. Treasury Bills 0.320%, 10/20/16 # Δ§		10,012,000	10,011,152

Total short-term investments (cost $390,682,893)			$390,688,646

TOTAL INVESTMENTS

Total investments (cost $1,318,605,746)			$1,361,948,310

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

Dynamic Asset Allocation Conservative Fund 75

* Percentages indicated are based on net assets of $1,019,181,300.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,615,000, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $589,467,444 to cover certain derivative contracts, delayed delivery securities, when-issued securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $88,835,762)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$747,218	$704,724	$42,494

	British Pound	Sell	12/21/16	615,368	629,974	14,606

	Canadian Dollar	Sell	10/19/16	15,780	13,832	(1,948)

	Euro	Buy	12/21/16	1,506,105	1,504,218	1,887

	Hong Kong Dollar	Sell	11/16/16	788,527	788,605	78

	Japanese Yen	Buy	11/16/16	686,878	690,347	(3,469)

	Mexican Peso	Buy	10/19/16	687,730	715,190	(27,460)

	Mexican Peso	Sell	10/19/16	687,730	710,505	22,775

	New Zealand Dollar	Buy	10/19/16	1,484,217	1,469,682	14,535

	New Zealand Dollar	Sell	10/19/16	1,484,217	1,470,282	(13,935)

	Norwegian Krone	Sell	12/21/16	465,526	456,198	(9,328)

	Swedish Krona	Sell	12/21/16	749,012	753,955	4,943

Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	329,231	317,230	12,001

	British Pound	Sell	12/21/16	593,687	607,166	13,479

	Canadian Dollar	Buy	10/19/16	1,055,357	1,072,604	(17,247)

	Canadian Dollar	Sell	10/19/16	1,055,357	1,060,001	4,644

	Euro	Buy	12/21/16	822,896	816,627	6,269

	Hong Kong Dollar	Buy	11/16/16	267,662	267,740	(78)

	Japanese Yen	Sell	11/16/16	341,123	329,886	(11,237)

	New Zealand Dollar	Buy	10/19/16	475,698	465,402	10,296

	New Zealand Dollar	Sell	10/19/16	475,698	475,594	(104)

	Swedish Krona	Sell	12/21/16	94,314	94,292	(22)

	Swiss Franc	Buy	12/21/16	499,332	492,849	6,483

Citibank, N.A.
	Australian Dollar	Buy	10/19/16	1,011,490	981,975	29,515

	British Pound	Sell	12/21/16	475,677	481,755	6,078

	Canadian Dollar	Buy	10/19/16	1,685,263	1,688,651	(3,388)

	Canadian Dollar	Sell	10/19/16	1,685,263	1,708,629	23,366

	Danish Krone	Sell	12/21/16	334,207	331,805	(2,402)

	Euro	Buy	12/21/16	1,148,378	1,144,677	3,701

	New Zealand Dollar	Buy	10/19/16	919,886	899,885	20,001

	New Zealand Dollar	Sell	10/19/16	919,886	919,570	(316)

	South African Rand	Buy	10/19/16	752,923	689,264	63,659

	South African Rand	Sell	10/19/16	752,923	728,307	(24,616)

	Swedish Krona	Sell	12/21/16	744,295	743,607	(688)

Credit Suisse International
	Australian Dollar	Buy	10/19/16	202,221	177,785	24,436

	British Pound	Sell	12/21/16	2,380,460	2,435,415	54,955

	Canadian Dollar	Buy	10/19/16	1,185,562	1,187,564	(2,002)

	Canadian Dollar	Sell	10/19/16	1,185,562	1,201,790	16,228

	Hong Kong Dollar	Sell	11/16/16	891,029	891,181	152

Dynamic Asset Allocation Conservative Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $88,835,762) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Japanese Yen	Sell	11/16/16	$732,700	$727,446	$(5,254)

	New Zealand Dollar	Buy	10/19/16	464,636	453,238	11,398

	Norwegian Krone	Sell	12/21/16	409,114	390,932	(18,182)

	Swedish Krona	Sell	12/21/16	62,762	57,236	(5,526)

	Swiss Franc	Buy	12/21/16	325,269	321,066	4,203

Deutsche Bank AG
	Australian Dollar	Buy	10/4/16	741,930	737,078	4,852

	Australian Dollar	Sell	10/4/16	741,930	730,050	(11,880)

	Japanese Yen	Buy	10/4/16	730,919	741,594	(10,675)

	Japanese Yen	Sell	10/4/16	730,919	735,264	4,345

Goldman Sachs International
	Australian Dollar	Buy	10/19/16	2,241,806	2,206,339	35,467

	Australian Dollar	Sell	10/19/16	2,241,806	2,203,635	(38,171)

	British Pound	Sell	12/21/16	558,764	571,481	12,717

	Canadian Dollar	Buy	10/19/16	1,366,613	1,372,845	(6,232)

	Canadian Dollar	Sell	10/19/16	1,366,613	1,372,201	5,588

	Euro	Buy	12/21/16	1,486,376	1,477,978	8,398

	Indian Rupee	Buy	11/16/16	742,157	741,842	315

	Indonesian Rupiah	Buy	11/16/16	709,456	703,079	6,377

	Japanese Yen	Sell	11/16/16	771,438	762,873	(8,565)

	Mexican Peso	Buy	10/19/16	697,944	733,970	(36,026)

	Mexican Peso	Sell	10/19/16	697,944	717,854	19,910

	New Zealand Dollar	Buy	10/19/16	2,213,227	2,177,554	35,673

	New Zealand Dollar	Sell	10/19/16	2,213,227	2,178,157	(35,070)

	Russian Ruble	Buy	12/21/16	715,341	685,424	29,917

	South African Rand	Buy	10/19/16	773,023	704,088	68,935

	South African Rand	Sell	10/19/16	773,023	729,965	(43,058)

	Swedish Krona	Sell	12/21/16	2,710,214	2,708,484	(1,730)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	740,714	719,721	20,993

	Australian Dollar	Sell	10/19/16	740,714	720,990	(19,724)

	Canadian Dollar	Buy	10/19/16	787,478	792,563	(5,085)

	Canadian Dollar	Sell	10/19/16	787,478	798,235	10,757

	Hong Kong Dollar	Sell	11/16/16	592,282	592,381	99

	New Zealand Dollar	Buy	10/19/16	710,817	693,192	17,625

	New Zealand Dollar	Sell	10/19/16	710,817	703,185	(7,632)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	1,343,247	1,313,363	29,884

	British Pound	Sell	12/21/16	1,617,871	1,655,290	37,419

	Canadian Dollar	Buy	10/19/16	749,285	748,883	402

	Euro	Sell	12/21/16	384,334	375,682	(8,652)

	Hong Kong Dollar	Sell	11/16/16	591,560	591,682	122

78 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $88,835,762) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank N.A. cont.
	Indian Rupee	Buy	11/16/16	$735,981	$729,758	$6,223

	Indonesian Rupiah	Sell	11/16/16	41,545	66,722	25,177

	Japanese Yen	Sell	11/16/16	710,552	705,609	(4,943)

	New Zealand Dollar	Buy	10/19/16	1,653,771	1,618,559	35,212

	Norwegian Krone	Sell	12/21/16	90,167	93,752	3,585

	Russian Ruble	Buy	12/21/16	686,332	657,264	29,068

	Singapore Dollar	Buy	11/16/16	177,651	177,998	(347)

	Swedish Krona	Sell	12/21/16	2,527,309	2,525,103	(2,206)

	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/19/16	290,975	283,266	7,709

	British Pound	Sell	12/21/16	350,136	358,234	8,098

	Canadian Dollar	Buy	10/19/16	266,889	245,643	21,246

	Euro	Buy	12/21/16	752,996	748,920	4,076

	Japanese Yen	Buy	11/16/16	51,381	48,398	2,983

	New Zealand Dollar	Buy	10/19/16	969,515	972,174	(2,659)

	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	884,939	865,929	19,010

	Canadian Dollar	Buy	10/19/16	1,419,975	1,439,318	(19,343)

	Canadian Dollar	Sell	10/19/16	1,419,975	1,415,590	(4,385)

	Japanese Yen	Sell	11/16/16	705,949	701,150	(4,799)

	UBS AG
	Australian Dollar	Buy	10/19/16	673,536	638,514	35,022

	British Pound	Buy	12/21/16	795,304	814,758	(19,454)

	Canadian Dollar	Buy	10/19/16	727,559	740,850	(13,291)

	Canadian Dollar	Sell	10/19/16	727,559	733,078	5,519

	Japanese Yen	Sell	11/16/16	568,453	567,994	(459)

	New Zealand Dollar	Buy	10/19/16	739,052	724,966	14,086

	New Zealand Dollar	Sell	10/19/16	739,046	737,138	(1,908)

	WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	1,093,818	1,068,649	25,169

	Canadian Dollar	Buy	10/19/16	193,934	196,586	(2,652)

	Canadian Dollar	Sell	10/19/16	193,934	194,239	305

	Total					$548,317

FUTURES CONTRACTS OUTSTANDING at 9/30/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

MSCI EAFE Index Mini (Short)	280	$23,893,800	Dec-16	$(252,574)

Russell 2000 Index Mini (Long)	215	26,838,450	Dec-16	802,520

Russell 2000 Index Mini (Short)	58	7,240,140	Dec-16	(221,154)

S&P 500 Index E-Mini (Long)	81	8,749,620	Dec-16	107,476

S&P 500 Index E-Mini (Short)	461	49,797,220	Dec-16	(1,024,148)

Dynamic Asset Allocation Conservative Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/16 cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P Mid Cap 400 Index
E-Mini (Long)	8	$1,239,680	Dec-16	$12,198

S&P Mid Cap 400 Index
E-Mini (Short)	39	6,043,440	Dec-16	(98,732)

U.S. Treasury Bond 30 yr (Long)	91	15,302,219	Dec-16	(167,962)

U.S. Treasury Bond Ultra
30 yr (Long)	166	30,523,250	Dec-16	(538,518)

U.S. Treasury Bond Ultra
30 yr (Short)	3	551,625	Dec-16	9,822

U.S. Treasury Note 2 yr (Long)	445	97,218,594	Dec-16	81,615

U.S. Treasury Note 2 yr (Short)	43	9,394,156	Dec-16	(12,179)

U.S. Treasury Note 5 yr (Long)	720	87,491,250	Dec-16	268,425

U.S. Treasury Note 5 yr (Short)	40	4,860,625	Dec-16	(16,330)

U.S. Treasury Note 10 yr (Long)	234	30,683,250	Dec-16	61,097

U.S. Treasury Note 10 yr (Short)	314	41,173,250	Dec-16	(88,937)

U.S. Treasury Note Ultra
10 yr (Short)	30	4,324,688	Dec-16	(24,216)

Total				$(1,101,597)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $124,654,336)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6.00%, 10/1/46	$20,000,000	10/13/16	$22,937,500

Federal National Mortgage Association, 4.50%, 10/1/46	1,000,000	10/13/16	1,095,156

Federal National Mortgage Association, 4.00%, 10/1/46	52,000,000	10/13/16	55,843,122

Federal National Mortgage Association, 3.50%, 10/1/46	1,000,000	10/13/16	1,055,313

Federal National Mortgage Association, 3.00%, 10/1/46	40,000,000	10/13/16	41,581,248

Federal National Mortgage Association, 2.50%, 10/1/46	1,000,000	10/13/16	1,009,375

Government National Mortgage Association,
4.00%, 10/1/46	1,000,000	10/20/16	1,071,641

Total			$124,593,355

When-issued securities sold at 9/30/16

COMMON STOCKS (—%) *	Shares	Value

Consumer cyclicals (—%)
LSC Communications, Inc. † ###	2,495	$93,313

		93,313
Technology (—%)
Donnelley Financial Solutions, Inc. † ###	2,495	72,355

		72,355

Total when-issued securities sold (proceeds receivable $147,626)		$165,668

80 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$47,763,500 E	$85,325	12/21/21	3 month USD-	1.25%	$177,796
			LIBOR-BBA

29,868,800 E	(32,949)	12/21/21	1.25%	3 month USD-	(90,775)
				LIBOR-BBA

48,579,300 E	(77,543)	12/21/18	1.015%	3 month USD-	(47,132)
				LIBOR-BBA

38,855,200 E	55,129	12/21/18	3 month USD-	1.015%	30,805
			LIBOR-BBA

24,839,900 E	(65,668)	12/21/26	3 month USD-	1.60%	198,827
			LIBOR-BBA

17,286,800 E	49,193	12/21/26	1.60%	3 month USD-	(134,877)
				LIBOR-BBA

9,919,700 E	(10,068)	12/21/46	3 month USD-	1.90%	219,355
			LIBOR-BBA

2,238,000 E	18,330	12/21/46	1.90%	3 month USD-	(33,430)
				LIBOR-BBA

2,562,000	(34)	9/23/26	1.542%	3 month USD-	(19,656)
				LIBOR-BBA

Total	$21,715				$300,913

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$40,592	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(291)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

432,170	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,160)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

127,364	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(931)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,718	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

149,975	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(17)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

25,288	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(9)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

112,902	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	537
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Conservative Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$62,919	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$(477)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	239,775	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(435)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	44,832	—	1/12/40	5.00% (1 month	Synthetic MBX Index	112
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	914,095	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,418
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	279,048	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(82)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	294,427	—	1/12/41	5.00% (1 month	Synthetic MBX Index	779
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	237	—	12/16/16	(3 month USD-	A basket	406,956
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)	common stocks

units	5,141	—	11/23/16	3 month USD-	Russell 1000 Total	226,544
				LIBOR-BBA minus	Return Index
				0.05%

Credit Suisse International
	$396,855	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,902)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	175,364	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(1,574)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	53,289	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	8,501	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	100,932	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(722)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	100,932	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(722)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	672,135	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,915)
				USD-LIBOR)	4.00% 30 year Fannie

82 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$103,918	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(760)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

469,102	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,843)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,592	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,359	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

557,218	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,075)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

301,239	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(89)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$613,352

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$957	$14,000	5/11/63	300 bp	$(293)
Index

CMBX NA BBB–	BBB–/P	1,868	31,000	5/11/63	300 bp	(900)
Index

CMBX NA BBB–	BBB–/P	3,828	62,000	5/11/63	300 bp	(1,709)
Index

Credit Suisse International
CMBX NA BB Index	—	(18,665)	133,000	1/17/47	(500 bp)	3,741

CMBX NA A Index	A/P	15,054	409,000	1/17/47	200 bp	(5,669)

CMBX NA BB Index	—	(13,997)	793,000	5/11/63	(500 bp)	124,910

CMBX NA BB Index	—	(46,658)	285,000	1/17/47	(500 bp)	1,394

CMBX NA BBB–	BBB–/P	25,943	530,000	5/11/63	300 bp	(21,386)
Index

CMBX NA BBB–	BBB–/P	281,246	3,805,000	1/17/47	300 bp	(34,569)
Index

Goldman Sachs International
CMBX NA BB Index	—	(37,135)	363,000	5/11/63	(500 bp)	26,451

CMBX NA BB Index	—	(3,481)	23,000	1/17/47	(500 bp)	394

CMBX NA BBB–	BBB–/P	2,226	46,000	5/11/63	300 bp	(1,882)
Index

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$3,077	$59,000	5/11/63	300 bp	$(2,191)
Index

CMBX NA BBB–	BBB–/P	55,992	597,000	5/11/63	300 bp	2,680
Index

CMBX NA BBB–	BBB–/P	5,925	85,000	1/17/47	300 bp	(1,130)
Index

CMBX NA BBB–	BBB–/P	28,026	329,000	1/17/47	300 bp	664
Index

CMBX NA BBB–	BBB–/P	37,726	479,000	1/17/47	300 bp	(2,031)
Index

CMBX NA BBB–	BBB–/P	49,611	571,000	1/17/47	300 bp	2,122
Index

JPMorgan Securities LLC
CMBX NA A Index	A/P	13,244	302,000	1/17/47	200 bp	(2,058)

CMBX NA BBB–	BBB–/P	147,256	1,745,000	5/11/63	300 bp	(8,572)
Index

CMBX NA BBB–	BBB–/P	316	6,000	1/17/47	300 bp	(182)
Index

CMBX NA BBB–	BBB–/P	1,881	34,000	1/17/47	300 bp	(941)
Index

CMBX NA BBB–	BBB–/P	1,830	70,000	1/17/47	300 bp	(3,980)
Index

CMBX NA BBB–	BBB–/P	11,022	112,000	1/17/47	300 bp	1,726
Index

CMBX NA BBB–	BBB–/P	28,691	217,000	1/17/47	300 bp	10,680
Index

CMBX NA BBB–	BBB–/P	36,022	298,000	1/17/47	300 bp	11,289
Index

Total		$631,805				$98,558

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27	B+/P	$(521,590)	$15,057,000	12/20/21	500 bp	$146,003
Index

NA IG Series 27	BBB+/P	(1,239,785)	117,700,000	12/20/21	100 bp	231,268
Index

Total		$(1,761,375)				$377,271

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$9,193,571	$1,800,149	$—

Capital goods	21,388,827	554,818	—

Communication services	10,492,107	2,367,949	617

Conglomerates	948,715	—	—

Consumer cyclicals	52,097,998	4,644,577	—

Consumer staples	29,239,821	2,601,086	—

Energy	21,221,389	531,180	26,570

Financials	59,168,900	7,575,828	—

Health care	44,964,748	1,212,597	—

Technology	59,233,546	1,719,717	—

Transportation	7,026,932	1,985,546	—

Utilities and power	12,876,017	1,673,371	—

Total common stocks	327,852,571	26,666,818	27,187
Asset-backed securities	—	1,615,000	—

Convertible bonds and notes	—	162,034	—

Convertible preferred stocks	—	105,171	—

Corporate bonds and notes	—	215,409,862	10

Foreign government and agency bonds and notes	—	8,130,104	—

Mortgage-backed securities	—	46,315,950	460,974

Preferred stocks	51,709	—	—

Senior loans	—	1,150,106	—

U.S. government and agency mortgage obligations	—	343,293,914	—

U.S. treasury obligations	—	16,298	—

Warrants	1,653	—	303

Short-term investments	201,010,946	189,677,700	—

Totals by level	$528,916,879	$832,542,957	$488,474

86 Dynamic Asset Allocation Conservative Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$548,317	$—

Futures contracts	(1,101,597)	—	—

TBA sale commitments	—	(124,593,355)	—

When-issued securities sold	(165,668)	—	—

Interest rate swap contracts	—	279,198	—

Total return swap contracts	—	613,352	—

Credit default contracts	—	1,605,399	—

Totals by level	$(1,267,265)	$(121,547,089)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	9/30/16

Common stocks*:

Communication
services	$—	$—	$—	$(21,763)	$22,380	$—	$—	$—	$617

Energy	588	—	—	22,687	26,663	(23,368)	—	—	$26,570

Total common
stocks	$588	$—	$—	$924	$49,043	$(23,368)	$—	$—	$27,187

Asset-backed
securities	$19,179,000	$—	$—	$—	$—	$(19,179,000)	$—	$—	$—

Corporate bonds
and notes	$501,604	(33,770)	—	16,969	7	—	—	(484,800)	$10

Mortgage-backed
securities	$1,864,787	(126,092)	(14,692)	(201,114)	482,891	(692,687)	—	(852,119)	$460,974

Warrants	$—	—	—	(213)	516	—	—	—	$303

Totals	$21,545,979	$(159,862)	$(14,692)	$(183,434)	$532,457	$(19,895,055)	$—	$(1,336,919)	$488,474

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $19,314 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 87

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value, including $10,356,932 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,108,095,125)	$1,151,437,689
Affiliated issuers (identified cost $210,510,621) (Notes 1 and 5)	210,510,621

Cash	12,648

Foreign currency (cost $16,157) (Note 1)	16,225

Dividends, interest and other receivables	4,598,923

Receivable for shares of the fund sold	11,763,055

Receivable for investments sold	2,123,171

Receivable for sales of delayed delivery securities (Note 1)	75,939,905

Receivable for variation margin (Note 1)	1,010,509

Unrealized appreciation on forward currency contracts (Note 1)	1,004,465

Unrealized appreciation on OTC swap contracts (Note 1)	823,416

Premium paid on OTC swap contracts (Note 1)	119,936

Prepaid assets	36,380

Total assets	1,459,396,943

LIABILITIES

Payable for investments purchased	762,631

Payable for purchases of delayed delivery securities (Note 1)	291,621,971

Payable for shares of the fund repurchased	6,602,149

Payable for compensation of Manager (Note 2)	432,609

Payable for custodian fees (Note 2)	95,551

Payable for investor servicing fees (Note 2)	262,693

Payable for Trustee compensation and expenses (Note 2)	214,878

Payable for administrative services (Note 2)	3,618

Payable for distribution fees (Note 2)	470,355

Payable for variation margin (Note 1)	1,826,055

Unrealized depreciation on OTC swap contracts (Note 1)	111,506

Premium received on OTC swap contracts (Note 1)	751,741

Unrealized depreciation on forward currency contracts (Note 1)	456,148

TBA sale commitments, at value (proceeds receivable $124,654,336) (Note 1)	124,593,355

When-issued securities sold, at value (proceeds receivable $147,626) (Note 1)	165,668

Collateral on securities loaned, at value (Note 1)	10,479,675

Collateral on certain derivative contracts, at value (Note 1)	1,123,229

Other accrued expenses	241,811

Total liabilities	440,215,643

Net assets	$1,019,181,300

(Continued on next page)

88 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$969,452,116

Undistributed net investment income (Note 1)	4,179,396

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,330,983

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	44,218,805

Total — Representing net assets applicable to capital shares outstanding	$1,019,181,300

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($519,767,258 divided by 50,384,334 shares)	$10.32

Offering price per class A share (100/94.25 of $10.32)*	$10.95

Net asset value and offering price per class B share ($21,084,340 divided by 2,060,228 shares)**	$10.23

Net asset value and offering price per class C share ($129,656,632 divided by 12,726,333 shares)**	$10.19

Net asset value and redemption price per class M share ($16,800,545 divided by 1,647,347 shares)	$10.20

Offering price per class M share (100/96.50 of $10.20)*	$10.57

Net asset value, offering price and redemption price per class P share
($71,630,069 divided by 6,920,047 shares)	$10.35

Net asset value, offering price and redemption price per class R share
($11,032,937 divided by 1,041,089 shares)	$10.60

Net asset value, offering price and redemption price per class R5 share
($827,892 divided by 80,020 shares)	$10.35

Net asset value, offering price and redemption price per class R6 share
($71,313,728 divided by 6,888,235 shares)	$10.35

Net asset value, offering price and redemption price per class Y share
($177,067,899 divided by 17,108,364 shares)	$10.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Interest (including interest income of $912,143 from investments in affiliated issuers) (Note 5)	$13,134,929

Dividends (net of foreign taxes paid and refunded of $142,648)	8,255,837

Securities lending (net of expenses) (Notes 1 and 5)	74,030

Total investment income	21,464,796

EXPENSES

Compensation of Manager (Note 2)	4,549,808

Investor servicing fees (Note 2)	1,478,785

Custodian fees (Note 2)	178,916

Trustee compensation and expenses (Note 2)	63,358

Distribution fees (Note 2)	2,622,886

Administrative services (Note 2)	24,558

Other	502,871

Fees waived and reimbursed by Manager (Note 2)	(7,680)

Total expenses	9,413,502

Expense reduction (Note 2)	(6,484)

Net expenses	9,407,018

Net investment income	12,057,778

Net realized gain on investments (Notes 1 and 3)	6,619,864

Net increase from payments by affiliates (Note 2)	533

Net realized gain on swap contracts (Note 1)	33,910

Net realized gain on futures contracts (Note 1)	2,458,894

Net realized loss on foreign currency transactions (Note 1)	(713,514)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	646,555

Net unrealized appreciation of investments, futures contracts, swap contracts, when-issued
securities and TBA sale commitments during the year	32,855,878

Net gain on investments	41,902,120

Net increase in net assets resulting from operations	$53,959,898

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$12,057,778	$9,242,739

Net realized gain on investments
and foreign currency transactions	8,399,687	44,561,731

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	33,502,433	(46,324,842)

Net increase in net assets resulting from operations	53,959,898	7,479,628

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,319,722)	(8,130,584)

Class B	(233,800)	(226,438)

Class C	(1,227,444)	(741,775)

Class M	(193,756)	(134,793)

Class P	(107,030)	—

Class R	(123,470)	(114,026)

Class R5	(16,303)	(4,898)

Class R6	(992,479)	(206,735)

Class Y	(3,750,069)	(2,093,677)

Net realized short-term gain on investments

Class A	(6,331,721)	(8,591,353)

Class B	(268,687)	(429,650)

Class C	(1,162,805)	(1,223,688)

Class M	(159,567)	(191,439)

Class R	(74,442)	(124,138)

Class R5	(3,230)	(4,210)

Class R6	(310,347)	(104,424)

Class Y	(1,982,280)	(1,592,297)

From net realized long-term gain on investments
Class A	(19,899,694)	(18,722,665)

Class B	(844,445)	(936,313)

Class C	(3,654,530)	(2,666,715)

Class M	(501,495)	(417,194)

Class R	(233,962)	(270,526)

Class R5	(10,152)	(9,174)

Class R6	(975,377)	(227,565)

Class Y	(6,230,021)	(3,470,005)

Increase from capital share transactions (Note 4)	294,061,204	160,239,992

Total increase in net assets	289,414,274	117,085,338

NET ASSETS

Beginning of year	729,767,026	612,681,688

End of year (including undistributed net investment income
of $4,179,396 and $7,830,321, respectively)	$1,019,181,300	$729,767,026

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
September 30, 2016	$10.46	.15	.48	.63	(.19)	(.58)	(.77)	$10.32	6.37	$519,767	1.04 [g]	1.44 [g]	614 [d]
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559 [d]
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583 [d]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	10.35	6.46	384,651	1.05	1.99	305 [e]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	—	(.16)	9.88	13.76	376,279	1.07	2.21	278 [e]

Class B
September 30, 2016	$10.39	.07	.47	.54	(.12)	(.58)	(.70)	$10.23	5.43	$21,084	1.79 [g]	.68 [g]	614 [d]
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559 [d]
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583 [d]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	10.28	5.72	25,472	1.80	1.24	305 [e]
September 30, 2012	8.77	.14	.98	1.12	(.08)	—	(.08)	9.81	12.86	25,916	1.82	1.46	278 [e]

Class C
September 30, 2016	$10.35	.07	.47	.54	(.12)	(.58)	(.70)	$10.19	5.47	$129,657	1.79 [g]	.68 [g]	614 [d]
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559 [d]
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583 [d]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	10.25	5.74	51,129	1.80	1.24	305 [e]
September 30, 2012	8.75	.14	.98	1.12	(.09)	—	(.09)	9.78	12.80	48,885	1.82	1.46	278 [e]

Class M
September 30, 2016	$10.35	.09	.48	.57	(.14)	(.58)	(.72)	$10.20	5.83	$16,801	1.54 [g]	.93 [g]	614 [d]
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559 [d]
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583 [d]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	10.26	5.98	9,333	1.55	1.49	305 [e]
September 30, 2012	8.76	.16	.98	1.14	(.11)	—	(.11)	9.79	13.07	8,011	1.57	1.71	278 [e]

Class P
September 30, 2016#	$10.35	.01	.01	.02	(.02)	—	(.02)	$10.35	.18*	$71,630	.05*	.14*	614 [d]

Class R
September 30, 2016	$10.73	.12	.50	.62	(.17)	(.58)	(.75)	$10.60	6.05	$11,033	1.29 [g]	1.16 [g]	614 [d]
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559 [d]
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583 [d]
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	10.60	6.26	4,461	1.30	1.74	305 [e]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	—	(.13)	10.11	13.51	3,933	1.32	1.95	278 [e]

Class R5
September 30, 2016	$10.49	.18	.48	.66	(.22)	(.58)	(.80)	$10.35	6.68	$828	.73 [g]	1.74 [g]	614 [d]
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559 [d]
September 30, 2014	10.38	.24 f	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20 i	583 [d]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	10.38	6.87	11.74		2.30	305 [e]
September 30, 2012†	9.57	.05	.33	.38	(.05)	—	(.05)	9.90	3.93*	10	.19*	.55*	278 [e]

Class R6
September 30, 2016	$10.50	.18	.48	.66	(.23)	(.58)	(.81)	$10.35	6.64	$71,314	.66 [g]	1.78 [g]	614 [d]
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559 [d]
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583 [d]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	10.38	6.94	2,981.67		2.20	305 [e]
September 30, 2012†	9.57	.06	.32	.38	(.05)	—	(.05)	9.90	3.94*	10	.17*	.57*	278 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 93

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class Y
September 30, 2016	$10.50	.17	.48	.65	(.22)	(.58)	(.80)	$10.35	6.51	$177,068	.79 [g]	1.68 [g]	614 [d]
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559 [d]
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583 [d]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	10.38	6.80	66,787.80		2.27	305 [e]
September 30, 2012	8.86	.23	.99	1.22	(.18)	—	(.18)	9.90	13.89	93,814.82		2.46	278 [e]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

# For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	640%

September 30, 2012	720

f The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

96 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury,

Dynamic Asset Allocation Conservative Fund 97

U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

98 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the

Dynamic Asset Allocation Conservative Fund 99

fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other

100 Dynamic Asset Allocation Conservative Fund

resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $430,309 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $359,988 and may include amounts related to unsettled agreements.

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Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,479,675 and the value of securities loaned amounted to $10,356,932.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period,

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the fund reclassified $255,370 to increase undistributed net investment income, $77 to increase paid-in capital and $255,447 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$53,102,652
Unrealized depreciation	(14,684,111)

Net unrealized appreciation	38,418,541
Undistributed ordinary income	5,905,486
Undistributed long-term gain	5,207,983
Cost for federal income tax purposes	$1,323,394,143

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.524% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $7,680.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $533 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$883,237	Class R	13,545

Class B	36,035	Class R5	914

Class C	184,770	Class R6	21,973

Class M	24,163	Class Y	313,660

Class P	488	Total	$1,478,785

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,587 under the expense offset arrangements and by $3,897 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $702, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is

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to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,241,536	Class M	101,868

Class B	202,712	Class R	38,169

Class C	1,038,601	Total	$2,622,886

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $181,192 and $4,388 from the sale of class A and class M shares, respectively, and received $10,742 and $4,153 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions and no monies on class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$4,805,682,483	$4,643,185,226

U.S. government securities (Long-term)	—	—

When-issued securities sold	—	147,626

Total	$4,805,682,483	$4,643,332,852

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	14,781,332	$150,234,624	10,433,744	$114,180,436

Shares issued in connection with
reinvestment of distributions	3,389,182	34,007,269	3,094,617	33,226,654

	18,170,514	184,241,893	13,528,361	147,407,090

Shares repurchased	(12,119,028)	(123,353,047)	(7,948,367)	(86,460,499)

Net increase	6,051,486	$60,888,846	5,579,994	$60,946,591

Dynamic Asset Allocation Conservative Fund 105

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	554,553	$5,572,196	361,289	$3,897,094

Shares issued in connection with
reinvestment of distributions	127,102	1,263,893	143,683	1,528,584

	681,655	6,836,089	504,972	5,425,678

Shares repurchased	(596,219)	(6,009,398)	(642,644)	(6,974,617)

Net increase (decrease)	85,436	$826,691	(137,672)	$(1,548,939)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	6,483,829	$64,850,207	2,815,331	$30,315,444

Shares issued in connection with
reinvestment of distributions	562,208	5,568,485	403,092	4,273,555

	7,046,037	70,418,692	3,218,423	34,588,999

Shares repurchased	(1,995,340)	(20,030,105)	(1,073,489)	(11,543,665)

Net increase	5,050,697	$50,388,587	2,144,934	$23,045,334

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	780,494	$7,863,415	219,123	$2,363,540

Shares issued in connection with
reinvestment of distributions	85,213	845,232	66,838	709,626

	865,707	8,708,647	285,961	3,073,166

Shares repurchased	(236,359)	(2,387,355)	(179,786)	(1,943,843)

Net increase	629,348	$6,321,292	106,175	$1,129,323

	For the period 8/31/16 (commencement of
	operations) to 9/30/16

Class P		Shares		Amount

Shares sold			7,091,484	$73,390,343

Shares issued in connection with reinvestment of distributions			10,462	107,030

			7,101,946	73,497,373

Shares repurchased			(181,899)	(1,878,601)

Net increase			6,920,047	$71,618,772

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	783,495	$8,135,199	609,426	$6,797,197

Shares issued in connection with
reinvestment of distributions	34,158	352,258	44,722	492,268

	817,653	8,487,457	654,148	7,289,465

Shares repurchased	(266,428)	(2,775,147)	(671,888)	(7,378,744)

Net increase (decrease)	551,225	$5,712,310	(17,740)	$(89,279)

106 Dynamic Asset Allocation Conservative Fund

	Year ended 9/30/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	81,004	$795,879	4,793	$51,870

Shares issued in connection with
reinvestment of distributions	2,943	29,685	1,698	18,282

	83,947	825,564	6,491	70,152

Shares repurchased	(26,475)	(272,275)	(12,221)	(134,619)

Net increase (decrease)	57,472	$553,289	(5,730)	$(64,467)

	Year ended 9/30/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	6,282,224	$63,606,135	1,599,415	$17,410,389

Shares issued in connection with
reinvestment of distributions	225,842	2,278,203	49,938	538,724

	6,508,066	65,884,338	1,649,353	17,949,113

Shares repurchased	(1,145,114)	(11,691,928)	(415,623)	(4,482,101)

Net increase	5,362,952	$54,192,410	1,233,730	$13,467,012

	Year ended 9/30/16		Year ended 9/30/15*

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,528,463	$169,669,635	8,360,822	$91,018,167

Shares issued in connection with
reinvestment of distributions	1,044,192	10,516,883	591,920	6,378,605

	17,572,655	180,186,518	8,952,742	97,396,772

Shares repurchased	(13,226,567)	(136,627,511)	(3,123,560)	(34,042,355)

Net increase	4,346,088	$43,559,007	5,829,182	$63,354,417

* The fund’s September 30, 2015 shares sold and shares repurchased have been revised as a result of an immaterial error related to an overstatement of the fund’s subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	10,873,189	$118,429,397

Shares repurchased	(5,635,927)	$(61,453,585)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	968	0.01%	$10,019

Class R5	1,280	1.6	13,248

Dynamic Asset Allocation Conservative Fund 107

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Cash Collateral Pool, LLC, Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$4,809,400	$96,660,273	$90,989,998	$42,428	$10,479,675

Putnam Money Market
Liquidity Fund**	47,928,518	154,570,965	202,499,483	210,546	—

Putnam Short Term
Investment Fund**	142,811,978	132,237,581	75,018,613	701,597	200,030,946

Totals	$195,549,896	$383,468,819	$368,508,094	$954,571	$210,510,621

* No management fees are charged to Putnam Cash Collateral Pool, LLC (see Note 1).

**Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$1,900,000

Futures contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$120,500,000

Centrally cleared interest rate swap contracts (notional)	$205,500,000

OTC total return swap contracts (notional)	$69,700,000

OTC credit default contracts (notional)	$8,200,000

Centrally cleared credit default contracts (notional)	$101,200,000

Warrants (number of warrants)	200

108 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$2,415,472*	Payables	$810,073

Foreign exchange
contracts	Receivables	1,004,465	Payables	456,148

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,557,650*	depreciation	1,596,608*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,041,624*	depreciation	1,209,757*

Total		$6,019,211		$4,072,586

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,276,154	$1,276,154

Foreign exchange
contracts	(52,437)	—	(693,142)	—	(745,579)

Equity contracts	—	(3,894,128)	—	(1,235,531)	(5,129,659)

Interest rate contracts	—	6,353,022	—	(6,713)	6,346,309

Total	$(52,437)	$2,458,894	$(693,142)	$33,910	$1,747,225

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$494,488	$494,488

Foreign exchange
contracts	—	—	644,165	—	644,165

Equity contracts	1,440	(2,258,007)	—	546,198	(1,710,369)

Interest rate contracts	—	(1,131,461)	—	437,520	(693,941)

Total	$1,440	$(3,389,468)	$644,165	$1,478,206	$(1,265,657)

Dynamic Asset Allocation Conservative Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$258,263	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$258,263

OTC Total return swap contracts*#	—	3,070	—	634,279	—	—	16	—	—	—	—	—	—	—	—	637,365

OTC Credit default contracts*#	—	—	—	—	209,365	—	67,461	—	—	—	—	—	—	—	—	276,826

Centrally cleared credit default contracts§	—	—	281,722	—	—	—	—	—	—	—	—	—	—	—	—	281,722

Futures contracts§	—	—	—	—	—	—	—	—	—	—	470,524	—	—	—	—	470,524

Forward currency contracts#	101,318	53,172	—	146,320	111,372	9,197	223,297	49,474	167,092	—	—	44,112	19,010	54,627	25,474	1,004,465

Total Assets	$101,318	$56,242	$539,985	$780,599	$320,737	$9,197	$290,774	$49,474	$167,092	$—	$470,524	$44,112	$19,010	$54,627	$25,474	$2,929,165

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	454,295	—	—	—	—	—	—	—	—	—	—	—	—	454,295

OTC Total return swap contracts*#	—	5,402	—	—	4,476	—	14,135	—	—	—	—	—	—	—	—	24,013

OTC Credit default contracts*#	9,555	—	—	—	383,867	—	184,351	—	—	232,300	—	—	—	—	—	810,073

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,371,760	—	—	—	—	1,371,760

Forward currency contracts#	56,140	28,688	—	31,410	30,964	22,555	168,852	32,441	16,148	—	—	2,659	28,527	35,112	2,652	456,148

Total Liabilities	$65,695	$34,090	$454,295	$31,410	$419,307	$22,555	$367,338	$32,441	$16,148	$232,300	$1,371,760	$2,659	$28,527	$35,112	$2,652	$3,116,289

Total Financial and Derivative Net Assets	$35,623	$22,152	$85,690	$749,189	$(98,570)	$(13,358)	$(76,564)	$17,033	$150,944	$(232,300)	$(901,236)	$41,453	$(9,517)	$19,515	$22,822	$(187,124)

Total collateral received (pledged)†##	$35,623	$16,298	$—	$749,189	$(98,570)	$—	$—	$—	$120,000	$(232,300)	$—	$—	$—	$—	$—

Net amount	$—	$5,854	$85,690	$—	$—	$(13,358)	$(76,564)	$17,033	$30,944	$—	$(901,236)	$41,453	$(9,517)	$19,515	$22,822

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 111

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,366,469 as a capital gain dividend with respect to the taxable year ended September 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 35.52% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 51.53%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,797,435 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

112 Dynamic Asset Allocation Conservative Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Dynamic Asset Allocation Conservative Fund 113

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

114 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Conservative Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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AN060 303078 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$139,604	$ —	$30,733	$ —
September 30, 2015	$129,575	$ —	$30,926	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $590,486 and $710,602 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$559,753	$ —	$ —

September 30, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016